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                                                                     EXHIBIT 1.1


                                5,134,100 SHARES

                         SPECTRUM PHARMACEUTICALS, INC.

                             SHARES OF COMMON STOCK
                          (PAR VALUE $0.001 PER SHARE)

                            PLACEMENT AGENT AGREEMENT


                                                                     May 4, 2007



Oppenheimer & Co. Inc.
Lazard Capital Markets LLC
Rodman & Renshaw, LLC
ThinkEquity Partners, LLC
c/o Oppenheimer & Co. Inc.
125 Broad Street
New York, New York  10004

Dear Sirs:

        Spectrum Pharmaceuticals, Inc., a Delaware corporation (the "COMPANY"), proposes to sell to the Purchasers, pursuant to the terms of this Placement Agent Agreement (this "AGREEMENT") and the Subscription Agreements in the form of Exhibit A attached hereto (the "SUBSCRIPTION AGREEMENTS") entered into with the Purchasers identified therein (each a "PURCHASER" and, collectively, the "PURCHASERS"), up to an aggregate of 5,134,100 shares (the "SHARES") of the Company's common stock, par value $0.001 per share (the "COMMON STOCK"). The Company hereby confirms its agreement with the placement agents named on
Schedule I attached hereto (the "PLACEMENT AGENTS") as set forth below. Oppenheimer & Co. Inc. ("OPPENHEIMER") is acting as the representative of the Placement Agents and in such capacity is hereinafter referred to as the "REPRESENTATIVE." Certain terms used herein are defined in Section 14 hereof:

1. AGREEMENT TO ACT AS PLACEMENT AGENT; PLACEMENT OF SECURITIES. On the basis of the representations, warranties and agreements of the Company herein contained, and subject to all the terms and conditions of this Agreement:

        (a) The Company hereby authorizes the Placement Agents to act as its exclusive agents to solicit offers for the purchase of all or part of the Shares from the Company in connection with the proposed offering of the Shares (the "OFFERING"). Until the Closing Date (as defined in
        Section 3 hereof) or upon the termination of the Offering, the Company shall not, without the prior written consent of the Representative, solicit or accept offers to purchase the Shares otherwise than through the Placement Agents. Lazard Capital Markets LLC ("LCM") may utilize the expertise of Lazard Freres & Co. LLC in connection with LCM's placement agent activities.


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        (b) The Placement Agents agree, as agents of the Company, to use their reasonable best efforts to solicit offers to purchase the Shares from the Company on the terms and subject to the conditions set forth in the Prospectus (as defined below). The Placement Agents shall make commercial reasonable efforts to assist the Company in obtaining performance by each Purchaser whose offer to purchase Shares has been solicited by the Placement Agents and accepted by the Company, but the Placement Agents shall not, except as otherwise provided in this Agreement, be obligated to disclose the identity of any potential purchaser or have any liability to the Company in the event any such purchase is not consummated for any reason. Under no circumstances will the Placement Agents be obligated to purchase any Shares for their own account and, in soliciting purchases of Shares, the Placement Agents shall act solely as the Company's agents and not as principals. Notwithstanding the foregoing and except as otherwise provided in
        Section 1(c), it is understood and agreed that the Placement Agents (or their affiliates) may, solely at their discretion and without any obligation to do so, purchase Shares as principals, provided, however, that any such purchases by the Placement Agents shall be subject to the prior approval of the Company, in its sole discretion, and that such purchases are properly disclosed in the General Disclosure Package if required under the securities laws.

        (c) Subject to the provisions of this Section 1, offers for the purchase of Shares may be solicited by the Placement Agents as agents for the Company at such times and in such amounts as the Placement Agents deem advisable. Each Placement Agent shall communicate to the Company, orally or in writing, each reasonable offer to purchase Shares received by it as agent of the Company. The Company shall have the sole and absolute right to accept offers to purchase the Shares and may reject any such offer, in whole or in part. Each Placement Agent shall have the right, in its discretion reasonably exercised, without notice to the Company, to reject any offer to purchase Shares received by it, in whole or in part, and any such rejection shall not be deemed a breach of its agreement contained herein.

        (d) The purchases of the Shares by the Purchasers shall be evidenced by the execution of the Subscription Agreements by each of the parties thereto.

        (e) As compensation for services rendered, on the Closing Date the Company shall pay to the Placement Agents by wire transfer of immediately available funds to an account or accounts designated by the Representative, an amount equal to six percent (6%) of the gross proceeds received by the Company from the sale of the Shares on such Closing Date.

        (f) No Share which the Company has agreed to sell pursuant to this Agreement shall be deemed to have been purchased and paid for, or sold by the Company, until such Share shall have been delivered to the Purchaser thereof against payment by such Purchaser. If the Company shall default in its obligations to deliver any Shares to a Purchaser whose offer it has accepted, the Company shall indemnify and hold the Placement Agents harmless against any loss, claim or damage arising from or as a result of such default by the Company in accordance with Section 7 of the Agreement.



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2. REPRESENTATIONS AND WARRANTIES OF THE COMPANY. The Company represents and warrants to, and agrees with, the Placement Agents that:

        (a) The Company has prepared and filed in conformity with the requirements of the Securities Act of 1933, as amended (the "SECURITIES ACT"), and published rules and regulations thereunder (the "RULES AND REGULATIONS") adopted by the Securities and Exchange Commission (the "COMMISSION") a "shelf" Registration Statement (as hereinafter defined) on Form S-3 as amended (No. 333-121612), which became effective on January 24, 2005, (the "EFFECTIVE DATE"), including a base prospectus relating to the Shares (the "BASE PROSPECTUS"), and such amendments and supplements thereto as may have been required to the date of this Agreement. The term "REGISTRATION STATEMENT" as used in this Agreement means the registration statement (including all exhibits, financial schedules and all documents and information deemed to be a part of the Registration Statement pursuant to Rule 430A or 434(d) under the Securities Act), as amended or supplemented to the date of this Agreement, including the Base Prospectus. The Registration Statement is effective under the Securities Act and no stop order preventing or suspending the effectiveness of the Registration Statement or suspending or preventing the use of the Prospectus has been issued by the Commission and, to the knowledge of the Company, no proceedings for that purpose have been instituted or are threatened by the Commission. The Company, if required by the Rules and Regulations of the Commission, proposes to file the Prospectus (as defined below), with the Commission pursuant to Rule 424(b) of the Rules and Regulations. The term "PROSPECTUS" as used in this Agreement means the Prospectus, in the form in which it is to be filed with the Commission pursuant to Rule 424(b) of the Rules and Regulations, or, if the Prospectus is not to be filed with the Commission pursuant to Rule 424(b), the Prospectus in the form included as part of the Registration Statement as of the Effective Date, except that if any revised prospectus or prospectus supplement shall be provided to the Placement Agents by the Company for use in connection with the offering and sale of the Shares which differs from the Prospectus (whether or not such revised prospectus or prospectus supplement is required to be filed by the Company pursuant to Rule 424(b) of the Rules and Regulations), the term "PROSPECTUS" shall refer to such revised prospectus or prospectus supplement, as the case may be, from and after the time it is first provided to the Placement Agents for such use. Any preliminary prospectus or prospectus subject to completion included in the Registration Statement or filed with the Commission pursuant to Rule 424 under the Securities Act is hereafter called a "PRELIMINARY PROSPECTUS." Any reference herein to the Registration Statement, any Preliminary Prospectus or the Prospectus shall be deemed to refer to and include the documents incorporated by reference therein pursuant to Item 12 of Form S-3 which were filed under the Securities Exchange Act of 1934, as amended (the "EXCHANGE ACT"), on or before the last to occur of the Effective Date, the date of the Preliminary Prospectus, or the date of the Prospectus, and any reference herein to the terms "amend," "amendment," or "supplement" with respect to the Registration Statement, any Preliminary Prospectus or the Prospectus shall be deemed to refer to and include (i) the filing of any document under the Exchange Act after the Effective Date, the date of such Preliminary Prospectus or the date of the Prospectus, as the case may be, which is incorporated by reference and (ii) any such document so filed, but excluding any documents or information furnished to



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        the Commission under Item 2.02 or Item 7.01 of any Current Report on
        Form 8-K. If the Company has filed an abbreviated registration statement to register additional Shares pursuant to Rule 462(b) under the Rules (the "462(b) REGISTRATION STATEMENT"), then any reference herein to the Registration Statement shall also be deemed to include such 462(b) Registration Statement.

        (b) As of the Applicable Time (as defined below) and as of the Closing Date, neither (i) the Pricing Prospectus (as defined below) and any information included on Schedule B hereto (the "PRICING INFORMATION") and the General Use Free Writing Prospectus (as defined below), if any, issued at or prior to the Applicable Time, all considered together (collectively, the "GENERAL DISCLOSURE PACKAGE"), nor (ii) any individual Limited Use Free Writing Prospectus (as defined below), if any, when considered together with the General Disclosure Package, included or will include any untrue statement of a material fact or omitted or will omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the Company makes no representations or warranties as to information contained in or omitted from any Issuer Free Writing Prospectus, in reliance upon, and in conformity with, written information furnished to the Company by the Placement Agents specifically for inclusion therein, or information that is not furnished to the Company by the Placement Agent but should have been in order to make the Issuer Free Writing Prospectus not misleading, which information the parties hereto agree is limited to the Placement Agents' Information (as defined in Section 16). As used in this paragraph (b) and elsewhere in this Agreement:

        "APPLICABLE TIME" means 4:30 P.M., New York time, on the date of this Agreement.

        "PRICING PROSPECTUS" means the Preliminary Prospectus, if any, and the Base Prospectus, each as amended and supplemented as of immediately prior to the Applicable Time, including any document incorporated by reference therein and any prospectus supplement deemed to be a part thereof.

        "ISSUER FREE WRITING PROSPECTUS" means any "issuer free writing prospectus," as defined in Rule 433 under the Securities Act relating to the Shares in the form filed or required to be filed with the Commission or, if not required to be filed, in the form retained in the Company's records pursuant to Rule 433(g) under the Securities Act.

        "GENERAL USE FREE WRITING PROSPECTUS" means any Issuer Free Writing Prospectus that is identified on Schedule A to this Agreement.

        "LIMITED USE FREE WRITING PROSPECTUSES" means any Issuer Free Writing Prospectus that is not a General Use Free Writing Prospectus.

        (c) No order preventing or suspending the use of any Preliminary Prospectus, any Issuer Free Writing Prospectus or the Prospectus relating to the proposed offering of the Shares has been issued by the Commission, and, to the knowledge of the Company, no proceeding for that purpose or pursuant to Section 8A of the



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        Securities Act has been instituted or is threatened by the Commission, and each Preliminary Prospectus, if any, at the time of filing thereof, conformed in all material respects to the requirements of the Securities Act and the Rules and Regulations, and did not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the Company makes no representations or warranties as to information contained in or omitted from any Preliminary Prospectus, in reliance upon, and in conformity with, written information furnished to the Company by the Placement Agents specifically for inclusion therein or information that is not furnished to the Company by the Placement Agent but should have been in order to make the Preliminary Prospectus not misleading, which information the parties hereto agree is limited to the Placement Agents' Information (as defined in Section 16).

        (d) At the time the Registration Statement and any amendments thereto became effective, at the date of this Agreement and at the Closing Date, the Registration Statement and any amendments thereto conformed and will conform in all material respects to the requirements of the Securities Act and the Rules and Regulations and did not and will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading; and the Pricing Prospectus and Prospectus and any amendments or supplements thereto, at time the Pricing Prospectus and Prospectus or any amendment or supplement thereto was issued and at the Closing Date, conformed and will conform in all material respects to the requirements of the Securities Act and the Rules and Regulations and did not and will not contain an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading; provided, however, that the foregoing representations and warranties in this paragraph (d) shall not apply to information contained in or omitted from the Registration Statement or the Pricing Prospectus and Prospectus, or any amendment or supplement thereto, in reliance upon, and in conformity with, written information furnished to the Company by the Placement Agents specifically for inclusion therein, or information that is not furnished to the Company by the Placement Agent but should have been in order to make the Preliminary Prospectus not misleading which information the parties hereto agree is limited to the Placement Agents' Information (as defined in Section 16).

        (e) Each Issuer Free Writing Prospectus, if any, as of its issue date and at all subsequent times through the completion of the public offer and sale of the Shares or until any earlier date that the Company notified or notifies the Placement Agents as described in Section 4(e), did not, does not and will not include any information that conflicted, conflicts or will conflict with the information contained in the Registration Statement, Pricing Prospectus or the Prospectus, including any document incorporated by reference therein and any prospectus supplement deemed to be a part thereof that has not been superseded or modified, or included or would include an untrue statement of a material fact or omitted or would omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances prevailing



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        at the subsequent time, not misleading. The foregoing sentence does not apply to statements in or omissions from any Issuer Free Writing Prospectus in reliance upon, and in conformity with, written information furnished to the Company by the Placement Agents specifically for inclusion therein, or information that is not furnished to the Company by the Placement Agent but should have been in order to make the Free Writing Prospectus not misleading which information the parties hereto agree is limited to the Placement Agents' Information (as defined in Section 16).

        (f) The documents incorporated by reference in the Registration Statement, the Pricing Prospectus and the Prospectus, when they became effective or were filed with the Commission, as the case may be, conformed in all material respects to the requirements of the Securities Act or the Exchange Act, as applicable, and the rules and regulations of the Commission thereunder and none of such documents contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; and any further documents so filed and incorporated by reference in the Registration Statement, the Pricing Prospectus and the Prospectus, when such documents become effective or are filed with the Commission , as the case may be, will conform in all material respects to the requirements of the Securities Act or the Exchange Act, as applicable, and the rules and regulations of the Commission thereunder and will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

        (g) The Company has not, directly or indirectly, distributed and will not distribute any offering material in connection with the offering and sale of the Shares other than any Preliminary Prospectus, the Pricing Prospectus and the Prospectus and other materials, if any, permitted under the Securities Act and consistent with Section 4(b)) below. The Company will file with the Commission all Issuer Free Writing Prospectuses, if any, in the time and manner required under Rules 164(b)(2) and 433(d) under the Securities Act.

        (h) The Company has been duly incorporated and is validly existing as a corporation in good standing (or the equivalent thereof, if any) under the laws of its jurisdiction of incorporation, is duly qualified to do business and is in good standing (or the equivalent thereof, if any) as a foreign corporation in each jurisdiction in which its ownership or lease of property or the conduct of its business requires such qualification, and has all power and authority necessary to own or hold its properties and to conduct the business in which it is engaged, except where the failure to be so qualified and in good standing or have such power or authority would not have, individually or in the aggregate, a material adverse effect on the financial condition, results of operations, business or properties of the Company and its subsidiaries taken as a whole (a "MATERIAL ADVERSE EFFECT").

        (i) The Shares to be issued and sold by the Company hereunder and under the Subscription Agreements have been duly and validly authorized and, when issued and delivered against payment therefor as provided herein, will be duly and



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        validly issued, fully paid and nonassessable and free of any preemptive or similar rights. The Shares conform to the descriptions thereof contained in the General Disclosure Package.

        (j) The Company has an authorized capitalization as set forth in the General Disclosure Package. All of the issued and outstanding shares of capital stock of the Company have been duly and validly authorized and issued, are fully paid and non-assessable, have been issued in compliance with federal and state securities laws, and conform to the description thereof contained in the General Disclosure Package. As of April 24, 2007, there were 25,670,721 shares of Common Stock issued and outstanding and 15,296,307 shares of Common Stock were issuable upon the exercise of all options, warrants and convertible securities outstanding as of such date. Since such date, the Company has not issued any securities, other than Common Stock of the Company issued pursuant to the exercise of stock options previously outstanding under the Company's stock option plans or the issuance of restricted Common Stock pursuant to employee stock purchase plans. None of the outstanding shares of Common Stock was issued in violation of any preemptive rights, rights of first refusal or other similar rights to subscribe for or purchase securities of the Company. There are no authorized or outstanding shares of capital stock, options, warrants, preemptive rights, rights of first refusal or other rights to purchase, or equity or debt securities convertible into or exchangeable or exercisable for, any capital stock of the Company or any of its subsidiaries other than those described above or described in the General Disclosure Package. The description of the Company's stock option, stock bonus and other stock plans or arrangements, and the options or other rights granted thereunder, as described in the General Disclosure Package, fairly presents, in all material respects, the information required to be disclosed with respect to such plans, arrangements, options and rights.

        (k) The Company has the full right, power and authority to enter into this Agreement, each of the Subscription Agreements and to perform and to discharge its obligations hereunder and thereunder; and each of this Agreement and each of the Subscription Agreements has been duly authorized, executed and delivered by the Company, and constitutes a valid and binding obligation of the Company enforceable in accordance with its terms, except as limited by (i) applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting the enforcement of creditors' rights generally and
        (ii) general principles of equity, regardless of whether asserted in a proceeding at equity or law, and except to the extent that the indemnification and contribution provisions of Section 7 hereof may be limited by federal or state securities laws and public policy considerations in respect thereof.

        (l) The execution, delivery and performance of this Agreement and the Subscription Agreements by the Company and the consummation of the transactions contemplated hereby and thereby will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Company is a party or by which the Company is bound or to which any of the property or assets of the Company is subject except where any such breach or violation would not have, individually or in the aggregate, a



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        Material Adverse Effect, nor will such actions result in any violation of the provisions of the charter or by-laws of the Company or any statute, law, rule or regulation or any judgment, order or decree of any court or governmental agency or body having jurisdiction over the Company or any of its properties or assets.

        (m) There is no franchise, contract, lease, instrument or other document of a character required by the Securities Act or the Rules and Regulations to be described in the General Disclosure Package, or to be filed as an exhibit to the Registration Statement, which is not described or filed as required; and all statements summarizing any such franchises, contracts, leases, instruments or other documents contained in the Registration Statement fairly present, in all material respects, the information required to be shown with respect thereto. Other than as described in the General Disclosure Package, no such franchise, contract, lease, instrument or other document has been suspended or terminated for convenience or default by the Company or any of the other parties thereto, and other than as described in the General Disclosure Package, the Company has not received notice or any other knowledge of any such pending or threatened suspension, or termination, except for such pending or threatened suspensions, or terminations that would not reasonably be expected to, individually or in the aggregate, have a Material Adverse Effect.

        (n) [intentionally omitted].

        (o) No consent, approval, authorization, filing with or order of or registration with, any court or governmental agency or body is required in connection with the transactions contemplated herein and in the Subscription Agreements, except such as have been obtained or made under the Securities Act or the Exchange Act or the listing standards and other rules of the NASDAQ Stock Market and such as may be required under the securities, or blue sky, laws of any jurisdiction in connection with the offer and sale of the Shares by the Company in the manner contemplated herein and in the General Disclosure Package.

        (p) Except as described in the General Disclosure Package, (i) other than the License and Collaboration Agreement for D-63153 dated as of August 12, 2004 by and between Zentaris Gmbh and the Company, no person has the right, contractual or otherwise, to cause the Company to issue or sell to it any shares of Common Stock or shares of any other capital stock or other equity interests of the Company, (ii) no person has any preemptive rights, resale rights, rights of first refusal or other rights to purchase any shares of Common Stock or shares of any other capital stock or other securities of the Company, and (iii) except as provided herein, no person has the right to act as an underwriter, placement agent or financial advisor to the Company in connection with and as a result of the offer and sale of the Shares, in the case of each of the foregoing clauses (i), (ii) and (iii), whether as a result of the filing or effectiveness of the Registration Statement or the sale of the Shares as contemplated thereby or otherwise; no person has the right, contractual or otherwise, to cause the Company to register under the Securities Act any shares of Common Stock or shares of any other capital stock or other securities of the Company, or to include any such shares or interests in the Registration Statement or the offering contemplated thereby, whether as a result of the filing or effectiveness of the Registration Statement or the sale of the Shares as contemplated thereby or otherwise, except for persons and entities who



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        have expressly waived such right or who have been given timely and proper notice and have failed to exercise such right within the time or times required under the terms and conditions of such right, and the Company is not required to file any registration statement for the registration of any securities of any person or register any such securities pursuant to any other registration statement filed by the Company under the Securities Act for a period of at least 180 days after the date hereof.

        (q) The financial statements, together with the related notes and schedules, of the Company included in the General Disclosure Package, or the Registration Statement or incorporated by reference therein, as the case may be, present fairly the financial condition, results of operations and cash flows of the Company and its consolidated subsidiaries and other consolidated entities as of the dates and for the periods indicated, comply in all material respects with the Securities Act and the Rules and Regulations thereunder, and have been prepared in conformity with generally accepted accounting principles applied on a consistent basis throughout the periods involved except as otherwise stated in the General Disclosure Package or the Registration Statement or incorporated by reference therein, as the case may be. No other financial statements or supporting schedules or exhibits are required by the Securities Act or the Rules and Regulations thereunder to be included in the General Disclosure Package or the Registration Statement or incorporated by reference therein, as the case may be.

        (r) Except as set forth in the General Disclosure Package, there is no legal or governmental proceeding pending to which the Company is a party or of which any property or assets of the Company is the subject which is required to be described in the General Disclosure Package and is not described therein, or which, individually or in the aggregate, if determined adversely to the Company, would have a Material Adverse Effect or would prevent or adversely affect the ability of the Company to perform its obligations under this Agreement; and to the best of the Company's knowledge, no such proceedings are threatened or contemplated by governmental authorities or threatened by others.

        (s) The Company has good and marketable title to all property (real and personal) described in the Registration Statement and the General Disclosure Package as being owned by the Company, free and clear of all claims, liens, encumbrances, security interests, defects or restrictions upon voting or transfer or any other claims of any kind ("LIENS"), except for Liens that do not materially interfere with the use made or proposed to be made of such property by the Company or that would not have a Material Adverse Effect; all the property described in the Registration Statement and the General Disclosure Package as being held under lease by the Company is held thereby under valid, subsisting and enforceable leases except where the failure to be valid, subsisting or enforceable would not have a Material Adverse Effect.

        (t) The Company is not (i) in violation of any provision of its charter or by-laws, (ii) in default in any respect, and no event has occurred which, with notice or lapse of time or both, would constitute such a default, in the due performance or observance of any term, covenant, or condition of any indenture, contract, lease, mortgage, deed of trust, note agreement, loan agreement or other agreement, obligation, condition, covenant or instrument to which it is a party or



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        by which it is bound or to which any of its property or assets is subject, or (iii) in violation in any respect of any statute, law, rule, regulation, ordinance, judgment, order or decree of any court, regulatory body, administrative agency, governmental body, arbitrator or other authority having jurisdiction over the Company or any of its properties, as applicable (including, without limitation, those administered by the Food and Drug Administration of the U.S. Department of Health and Human Services (the "FDA") or by any foreign, federal, state or local governmental or regulatory authority performing functions similar to those performed by the FDA), except, with respect to clauses
        (ii) and (iii), any violations or defaults which, individually or in the aggregate, would not have a Material Adverse Effect.

        (u) The contracts described in the Company's Form 10-K for the year ended December 31, 2006 and any Forms 10-Q and 8-K filed subsequently to such Form 10-K as filed by the Company with the Commission or incorporated by reference therein that are material to the Company are in full force and effect on the date hereof, and except as disclosed in the General Disclosure Package, neither the Company nor, to the Company's knowledge, any other party to such contracts is in breach of or default under any of such contracts except any such breach or default which, individually or in the aggregate, would not have a Material Adverse Effect.

        (v) The Company has fulfilled its obligations, if any, under the minimum funding standards of Section 302 of the United States Employee Retirement Income Security Act of 1974 ("ERISA") and the regulations and published interpretations thereunder with respect to each "plan"(as defined in Section 3(3) of ERISA and such regulations and published interpretations) in which employees of the Company are eligible to participate and each such plan is in compliance in all material respects with the presently applicable provisions of ERISA and such regulations and published interpretations. No non-exempt "prohibited transaction"(as defined in Section 406 of ERISA, or Section 4975 of the Internal Revenue Code of 1986, as amended from time to time (the "CODE")) has occurred with respect to any employee benefit plan which would reasonably be expected to have a Material Adverse Effect. The Company has not incurred any unpaid liability to the Pension Benefit Guaranty Corporation (other than for the payment of premiums in the ordinary course). Each "pension plan"(as defined in ERISA) for which the Company would have any liability that is intended to be qualified under Section 401 (a) of the Code has received a timely determination letter from the IRS, and nothing has occurred, whether by action or by failure to act, which would reasonably be expected to cause the loss of such qualification.

        (w) The Company carries, or is covered by, insurance in such amounts and covering such risks as is adequate for the conduct of its businesses and the value of its properties and as is customary for similar-sized companies engaged in similar businesses in similar industries; all such insurance is fully in force on the date hereof and will be fully in force on the Closing Date.

        (x) The Company has made all filings, applications and submissions required by, and possesses all approvals, licenses, certificates, certifications, clearances, consents, exemptions, marks, notifications, orders, permits and other authorizations issued by, the appropriate federal, state or foreign regulatory authorities (including, without limitation, the FDA, and any other foreign, federal, state or local government or regulatory authorities performing functions similar to those performed by the FDA) necessary to conduct its businesses as described in the General Disclosure Package (collectively, "PERMITS"), except for such Permits which the failure to obtain would not have a Material Adverse Effect (the "IMMATERIAL PERMITS"), and is in compliance in all material respects with the terms and conditions of all such Permits other than the Immaterial Permits (the "REQUIRED PERMITS"); all of such Required Permits held by the Company are valid and in full force and effect; there is no pending or, to the Company's knowledge, threatened action, suit, claim or proceeding which may cause any such Required Permit to be limited, revoked, cancelled, suspended, modified or not renewed and the Company has not received any notice of proceedings relating to the limitation, revocation, cancellation, suspension, modification or non-renewal of any such Required Permit which, individually or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would have a Material Adverse Effect, whether or not arising from transactions in the ordinary course of business, except as set forth in or contemplated by the General Disclosure Package.

        (y) Kelly & Company, who have certified certain financial statements of the Company and delivered their report with respect to the audited consolidated financial statements and schedules included in the General Disclosure Package or the Registration Statement, or incorporated by reference therein, as the case may be, are, to the Company's knowledge, an independent registered public accounting firm with respect to the Company within the meaning of the Securities Act and the Rules and Regulations.

        (z) The Company has filed all foreign, federal, state and local tax returns that are required to be filed or has requested extensions thereof (except in any case in which the failure so to file would not have a Material Adverse Effect and except as set forth in the General Disclosure Package) and has paid all taxes required to be paid by it and any other assessment, fine or penalty levied against it, to the extent that any of the foregoing is due and payable, except for any such assessment, fine or penalty that is currently being contested in good faith or as would not have a Material Adverse Effect and except as set forth in the General Disclosure Package.

        (aa) The principal executive officer and principal financial officer of the Company have made all certifications required by the Sarbanes-Oxley Act of 2002 (the "SARBANES-OXLEY ACT"), and the rules and regulations promulgated thereunder, and the statements contained in any such certification are correct and comply as to form as of the dates made. The Company maintains "disclosure controls and procedures"(as defined in Rule 13a-14(c) under the Exchange Act), and such controls and procedures are designed (i) to ensure that information required to be disclosed by the Company in the reports that it files or submits under the Exchange Act is recorded, processed, summarized and reported, within the time periods specified in the Commission's rules and forms and (ii) to ensure that information required to be disclosed by the Company in the reports that it files or submits under the Exchange Act is accumulated and communicated to the Company's management, including its principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure. At March 31, 2007, the Company did not have any material weaknesses in internal control over financial reporting (as defined in Rule 13a-15(f) under the Exchange Act), and, to the Company's knowledge, there has been no fraud, whether or not material, that involves management or other employees who have a significant role in the Company's internal control over financial reporting. To its knowledge, the Company is otherwise in compliance in all material respects with all applicable effective provisions of the Sarbanes-Oxley Act and the rules and regulations promulgated thereunder by the Commission.

        (bb) The Company maintains a system of internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management's general or specific authorizations; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain accountability of assets;
        (iii) access to assets is permitted only in accordance with management's general or specific authorization; and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

        (cc) The Company (i) is in compliance in all material respects with any and all applicable foreign, federal, state and local laws and regulations relating to the protection of human health and safety, the environment or hazardous or toxic substances or wastes, pollutants or contaminants ("ENVIRONMENTAL LAWS"), (ii) has received and is in compliance with all permits, licenses or other approvals required of it under applicable Environmental Laws to conduct its business and (iii) has not received notice of any actual or potential liability for the investigation or remediation of any disposal or release of hazardous or toxic substances or wastes, pollutants or contaminants, except where such non-compliance with Environmental Laws, failure to receive required permits, licenses or other approvals, or liability would not, individually or in the aggregate, have a Material Adverse Effect, whether or not arising from transactions in the ordinary course of business, except as set forth in or contemplated by the General Disclosure Package. The Company has not been named as a "potentially responsible party" under the Comprehensive Environmental Response, Compensation, and Liability Act of 1980, as amended.

        (dd) There has been no storage, disposal, generation, manufacture, refinement, transportation, handling or treatment of medical wastes, toxic wastes, hazardous wastes or hazardous substances by the Company (or, to the knowledge of the Company, any of its predecessors in interest) at, upon or from any of the property now or previously owned or leased by the Company in violation of any applicable Environmental Law which would require remedial action under any applicable Environmental Law, except for any violation or remedial action which would not cause, individually or in the aggregate with all such violations and remedial actions, a Material Adverse Effect; there has been no material spill, discharge, leak, emission, injection, escape, dumping or release of any kind onto such property or of any medical wastes, toxic wastes, hazardous wastes or hazardous substances due to or caused by the Company or with respect to which the Company had knowledge, except for any such spill, discharge, leak, emission, injection, escapes, dumpings or releases which would not cause or would not be reasonably likely to cause, individually or in the aggregate with all such spills, discharges, leaks, emissions, injections, escapes, dumpings or releases, a Material Adverse Effect; and the terms "hazardous substances," "toxic wastes," "hazardous wastes" and "medical wastes" shall have the meanings specified in any applicable Environmental Laws.

        (ee) [intentionally omitted].

        (ff) Other than as set forth in the General Disclosure Package: (a) the Company has the right to use or is the owner of all right, title and interest in and to all foreign and domestic patents and patent applications owned, used or controlled by the Company (collectively, the "INTELLECTUAL PROPERTY") and relating to EOquin, satraplatin, LFA and ozarelix; (b) to the Company's knowledge, there have been no claims made against the Company asserting the invalidity or unenforceability of any of the Intellectual Property, other than regard to regulatory correspondence on patent applications; (c) the Company has not made any claim of any violation or infringement by others of its rights in the Intellectual Property; and (d) the Company has not received any notice that it is infringing upon the asserted rights of others in connection with the Intellectual Property; except for, with regard to all items above, that which would not cause, individually or in the aggregate, a Material Adverse Effect. The Company has duly and properly filed or caused to be filed with the United States Patent and Trademark Office (the "PTO") and foreign and international patent authorities appropriate for the product at the time it is filed, all patent applications owned by the Company (the "COMPANY PATENT APPLICATIONS"). To the knowledge of the Company, the Company is in compliance with the PTO's duty of candor and disclosure and has made no material misrepresentation as it relates to the filing and prosecution of the Company Patent Applications. The Company has not intentionally withheld from the PTO any information material to a determination of patentability of claims pending in the Company Patent Applications. The Company has no knowledge of any information which would preclude the Company from having clear title to the Company Patent Applications.

        (gg) The clinical, pre-clinical and other studies and tests conducted by or on behalf of or sponsored by the Company were and, if still pending, are being conducted in all material respects in accordance with all statutes, laws, rules and regulations, as applicable (including, without limitation, those administered by the FDA or by any foreign, federal, state or local governmental or regulatory authority performing functions similar to those performed by the FDA) except where the failure to do so would not have a Material Adverse Effect. The descriptions of the results of such studies and tests in the General Disclosure Package are accurate and complete in all material respects and fairly present the published data derived from such studies and tests, and the Company has no knowledge of other studies or tests the results of which are inconsistent with or otherwise call into question the results described or referred to in the General Disclosure Package. The Company has not received any notices or other correspondence from the FDA or any other foreign, federal, state or local governmental or regulatory authority performing functions similar to those performed by the FDA with respect to any ongoing clinical or pre-clinical studies or tests requiring the termination, suspension or material modification of such studies or tests.

        (hh) The Company materially complies with applicable regulatory requirements (including, without limitation, those administered by the FDA and any other foreign, federal, state or local governmental or regulatory authority performing functions similar to those performed by the FDA).

        (ii) The Company has not failed to file with the applicable regulatory authorities (including, without limitation, the FDA or any foreign, federal, state or local governmental or regulatory authority performing functions similar to those performed by the FDA) any filing, declaration, listing, registration, report or submission except where such failure to file would not have a material adverse effect; all such filings, declarations, listings, registrations, reports or submissions were in compliance with applicable laws when filed except where a lack of compliance would not have a material adverse effect and no deficiencies have been asserted by any applicable regulatory authority (including, without limitation, the FDA or any foreign, federal, state or local governmental or regulatory authority performing functions similar to those performed by the FDA) with respect to any such filings, declarations, listings, registrations, reports or submissions except where such deficiency would not have a material adverse effect.

        (jj) No material relationship, direct or indirect, as contemplated by
        Item 404(a) of Regulation S-K exists between or among the Company on the one hand and the directors, officers, or stockholders of the Company on the other hand which is required to be described in the General Disclosure Package and which is not so described.

        (kk) Neither the Company nor, to the knowledge of the Company, any other person associated with or acting on behalf of the Company including, without limitation, any director, officer, agent or employee of the Company or any of its subsidiaries, has, directly or indirectly, while acting on behalf of the Company or any of its subsidiaries (i) used any corporate funds for unlawful contributions, gifts, entertainment or other unlawful expenses, or received or retained any funds, relating to political activity; (ii) made any unlawful payment from corporate funds to, or received or retained any unlawful funds from, foreign or domestic government officials or employees or to or from foreign or domestic political parties or campaigns; (iii) violated any provision of the Foreign Corrupt Practices Act of 1977, as amended; or (iv) made any other unlawful payment or received or retained any other unlawful funds.

        (ll) The Company is not or, after giving effect to the offering and sale of the Shares and the application of the proceeds thereof as described in the General Disclosure Package, will not become an "INVESTMENT COMPANY" as defined in the Investment Company Act of 1940, as amended.

        (mm) [intentionally omitted].

        (nn) Other than as contemplated by this Agreement, neither the Company nor any of its subsidiaries is a party to any contract, agreement or understanding with any person that would give rise to a valid claim against the Company or the Placement Agents for a brokerage commission, finder's fee or like payment in connection with the offering and sale of the Shares.

        (oo) The Company has not sustained, since the date of the latest audited financial statements included in the General Disclosure Package or the Registration Statement, or incorporated by reference therein, as the case may be, any material loss or interference with its business from fire, explosion, flood, terrorist act or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth in or contemplated by the General Disclosure Package.

        (pp) Except as set forth in or as otherwise contemplated by the Registration Statement or the General Disclosure Package, subsequent to the respective dates as of which information is given in the Registration Statement and the General Disclosure Package, there has not been (i) any adverse change, or any development that would reasonably be expected to result in a Material Adverse Effect, (ii) any obligation, direct or contingent (including any off-balance sheet obligations), incurred by the Company outside the ordinary course of business, that is material to the Company, (iii) any change in the capital stock (other than the issuance of shares of Common Stock upon exercise of stock options and warrants and conversion of preferred stock disclosed as outstanding in the Registration Statement and the General Disclosure Package and the grant of options under existing stock option plans described in the Registration Statement and the General Disclosure Package) or outstanding indebtedness of the Company or (iv) any dividend or distribution of any kind declared, paid or made on the capital stock of the Company.

        (qq) Any statistical and market-related data included in the Registration Statement or the General Disclosure Package are based on or derived from sources that the Company reasonably and in good faith believes to be reliable and accurate.

        (rr) The Shares are registered under the Exchange Act and are duly listed and admitted and authorized for trading, subject to official notice of issuance, on the Nasdaq Global Market ("NASDAQ") and the Company has taken no action with the specific intention of terminating the registration of the Shares under the Exchange Act or delisting or suspending from trading the Shares from Nasdaq, nor has the Company received any information suggesting that the Commission or the National Association of Securities Dealers, Inc. ("NASD") is contemplating terminating or suspending such registration or listing.

        (ss) Neither the Company nor its subsidiaries nor, to the Company's knowledge, any of their respective officers, directors or affiliates has taken or will take, directly or indirectly, any action designed or intended to stabilize or manipulate the price of any security of the Company.

        (tt) Neither the Company nor its subsidiaries nor, to the Company's knowledge, any of their respective officers, directors or affiliates has offered, or caused any Placement Agent to offer, Shares to any person with the intent to influence unlawfully (i) a customer or supplier of the Company to alter the customer's or supplier's level or type of business with the Company, or
        (ii) a trade journalist or publication to write or publish favorable information about the Company or any of their respective products or services.

        (uu) There are no affiliations with Placement Agents who are NASD members among the Company's officers, directors or, to the best of the knowledge of the Company, any five percent (5%) or greater stockholder of the Company, except as set forth in the General Disclosure Package or the Registration Statement or otherwise disclosed in writing to the Placement Agents.

        (vv) There are no outstanding loans, advances (except normal advances for business expense in the ordinary course of business) or guarantees or indebtedness by the Company to or for the personal benefit of any of the executive officers or directors of the Company, except as disclosed in the General Disclosure Package or the Registration Statement.

        (ww) There are no transactions, arrangements or other relationships between and/or among the Company, any of its affiliates (as such term is defined in Rule 405 of the Securities Act) and any unconsolidated entity, including, but not limited to, any structured finance, special purpose or limited purpose entity that could reasonably be expected to materially affect the Company's liquidity or the availability of or requirements for its capital resources required to be described in the General Disclosure Package or the Registration Statement that have not been described as required.

        (xx) The Company has taken all necessary actions to ensure that, upon and at all times after the Nasdaq shall have approved the Shares for inclusion, it will be in material compliance with all applicable corporate governance requirements set forth in the Nasdaq Marketplace Rules that are then in effect and is actively taking steps to ensure that it will be in compliance with other applicable corporate governance requirements set forth in the Nasdaq Marketplace Rules not currently in effect upon and all times after the effectiveness of such requirements.

        (yy) The Company and its Board of Directors have taken all necessary action, if any, in order to render inapplicable any control share acquisition, business combination, poison pill (including any distribution under a rights agreement) or other similar anti takeover provision under the Company's certificate of incorporation (or similar charter documents) or the laws of its state of incorporation that is or could become applicable to the Purchasers as a result of the Purchasers and the Company fulfilling their obligations or exercising their rights under this Agreement or the Subscription Agreements, including without limitation as a result of the Company's issuance of the Shares and the Purchasers' ownership of the Shares.

        (zz) No approval of the stockholders of the Company under the rules and regulations of the Nasdaq Stock Market (including Rule 4350 of the Nasdaq Marketplace Rules) is required for the Company to issue and deliver to the Purchasers the Shares.

        Any certificate signed by any officer of the Company and delivered to the Placement Agents or counsel for the Placement Agents in connection with the offering of the Shares shall be deemed a representation and warranty by the Company, as to the matters covered thereby, to the Placement Agents.

3. THE CLOSING. The time and date of closing and delivery of the documents required to be delivered to the Placement Agents pursuant to Section 6 hereof shall be at 10:00 A.M., local time, on May 9, 2007 (the "CLOSING DATE") at the office of ____________________________.

4. FURTHER AGREEMENTS OF THE COMPANY. The Company agrees with the Placement
Agents:

        (a) (i) to prepare the Prospectus in a form approved by the Placement Agent containing information previously omitted at the time of effectiveness of the Registration Statement in reliance on rules 430A, 430B and 430C and to file such Prospectus pursuant to Rule 424(b) under the Securities Act not later than the second business (2nd) day following the execution and delivery of this Agreement or, if applicable, such earlier time as may be required by Rule 430A of the Rules and Regulations; (ii) to notify the Placement Agents immediately of the Company's intention to file or prepare any supplement or amendment to any Registration Statement, the General Disclosure Package or to the Prospectus; (iii) to make no further amendment or supplement prior to the Closing Date to the Registration Statement or any amendment or supplement to the General Disclosure Package or Prospectus without the consent of the Representative, which consent shall not be unreasonably delayed or withheld; (iv) for so long as the delivery of a prospectus is required in connection with the offering or sale of the Shares to advise the Representative promptly after it receives notice thereof, of the time when any amendment to the Registration Statement has been filed or becomes effective or any amendment or supplement to the General Disclosure Package or Prospectus has been filed and to furnish the Representative with copies thereof; (v) to file timely all reports and any definitive proxy or information statements required to be filed by the Company with the Commission and Nasdaq pursuant to
        Section 13(a), 15 or 15(d) of the Exchange Act subsequent to the date of the Prospectus and for so long as the delivery of a prospectus is required in connection with the offering or sale of the Shares; (vi) to advise the Representative, promptly after the Company receives notices thereof, (x) of any request by the Commission to amend the Registration Statement or to amend or supplement the General Disclosure Package or Prospectus or for additional information and (y) of the issuance by the Commission, of any stop order suspending the effectiveness of the Registration Statement or any post-effective amendment thereto or any order directed at any Incorporated Document or any amendment or supplement thereto or any order preventing or suspending the use of any Preliminary Prospectus, any Issuer Free Writing Prospectus or the Prospectus, of the suspension of the qualification of the Shares for offering or sale in any jurisdiction, of the institution or threatening of any proceeding for any such purpose, or of any request by the Commission for the amending or supplementing of the Registration Statement, the General Disclosure Package or the Prospectus or for additional information; and (vii) in the event of the issuance of any stop order or of any order preventing or suspending the use of any Preliminary Prospectus, any Issuer Free Writing Prospectus or the Prospectus or suspending any such qualification, and promptly to use its best efforts to obtain the withdrawal of such order.

        (b) The Company represents and agrees that, unless it obtains the prior consent of the Representative, and the Representative represents and agrees that, unless it obtains the prior consent of the Company, it has not made and will not, make any offer relating to the Shares that would constitute a "free writing prospectus" as defined in Rule 405 under the Securities Act unless the prior written consent of the Representative or the Company, respectively, has been received (each, a "PERMITTED FREE WRITING PROSPECTUS"); provided that the prior written consent of the Representative hereto shall be deemed to have been given in respect of the Issuer Free Writing Prospectus[es], if any, included in Schedule A hereto. The Company represents that it has treated and agrees that it will treat each Permitted Free Writing Prospectus created by the Company as an Issuer Free Writing Prospectus, comply with the requirements of Rules 164 and 433 under the Securities Act applicable to any Issuer Free Writing Prospectus, including the requirements relating to timely filing with the Commission, legending and record keeping and will not take any action that would result in the Placement Agents or the Company being required to file with the Commission pursuant to Rule 433(d) under the Securities Act a free writing prospectus prepared by or on behalf of such Placement Agents that such Placement Agents otherwise would not have been required to file thereunder.

        (c) If at any time when the Prospectus relating to the Shares is required to be delivered (or in lieu thereof, the notice referred to in Rule 173(a) under the Securities Act) any event occurs or condition exists as a result of which the Prospectus as then amended or supplemented would include any untrue statement of a material fact, or omit to state any material fact necessary to make the statements therein, in light of the circumstances under which they were made when the Prospectus is delivered (or in lieu thereof, the notice referred to in Rule 173(a) under the Securities Act), not misleading, or if it is necessary at any time to amend or supplement any Registration Statement or the Prospectus or to file under the Exchange Act any document incorporated by reference in the Prospectus, to comply with the Securities Act or the Exchange Act, that the Company will promptly notify the Placement Agents thereof and upon their request will prepare an appropriate amendment or supplement or upon their request make an appropriate filing pursuant to Section 13 or 14 of the Exchange Act in form and substance reasonably satisfactory to the Placement Agents which will correct such statement or omission or effect such compliance and will use its best efforts to have any amendment to any Registration Statement declared effective as soon as possible. The Company will furnish without charge to each Placement Agent and to any dealer in securities as many copies as such Placement Agent may from time to time reasonably request of such amendment or supplement. In case any Placement Agent is required to deliver a prospectus (or in lieu thereof, the notice referred to in Rule 173(a) under the Securities Act) relating to the Shares nine (9) months or more after the later of (i) the latest effective date of the Registration Statement or (ii) the date of the Prospectus, the Company upon the request of such Placement Agent and at the expense of such Placement Agent will prepare promptly an amended or supplemented Prospectus as may be necessary to permit compliance with the requirements of Section 10(a)(3) of the

        Securities Act and deliver to such Placement Agent as many copies as such Placement Agent may request of such amended or supplemented Prospectus complying with Section 10(a)(3) of the Securities Act.

        (d) If the General Disclosure Package is being used to solicit offers to buy the Shares at a time when the Prospectus is not yet available to prospective purchasers and any event shall occur as a result of which, in the judgment of the Company or in the reasonable opinion of the Representative, it becomes necessary to amend or supplement the General Disclosure Package in order to make the statements therein, in the light of the circumstances then prevailing, not misleading, or to make the statements therein not conflict with the information contained or incorporated by reference in the Registration Statement then on file and not superseded or modified, or if it is necessary at any time to amend or supplement the General Disclosure Package to comply with any law, the Company promptly will either (i) prepare, file with the Commission (if required) and furnish to the Placement Agents and any dealers an appropriate amendment or supplement to the General Disclosure Package or
        (ii) prepare and file with the Commission an appropriate filing under the Exchange Act which shall be incorporated by reference in the General Disclosure Package so that the General Disclosure Package as so amended or supplemented will not, in the light of the circumstances then prevailing, be misleading or conflict with the Registration Statement then on file, or so that the General Disclosure Package will comply with law. The foregoing sentence does not apply to statements in or omissions from the General Disclosure Package in reliance upon, and in conformity with, written information furnished to the Company by the Placement Agents specifically for inclusion therein or information that is not furnished to the Company by the Placement Agent but should have been in order to make the General Disclosure Package not misleading, which information the parties hereto agree is limited to the Placement Agents' Information (as defined in Section 16).

        (e) If at any time following issuance of an Issuer Free Writing Prospectus there occurred or occurs an event or development as a result of which such Issuer Free Writing Prospectus conflicted or will conflict with the information contained in the Registration Statement, Pricing Prospectus or Prospectus, including any document incorporated by reference therein and any prospectus supplement deemed to be a part thereof and not superseded or modified or included or would include an untrue statement of a material fact or omitted or would omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances prevailing at the subsequent time, not misleading, the Company has promptly notified or will promptly notify the Placement Agent so that any use of the Issuer Free Writing Prospectus may cease until it is amended or supplemented and has promptly amended or will promptly amend or supplement, at its own expense, such Issuer Free Writing Prospectus to eliminate or correct such conflict, untrue statement or omission. The foregoing sentence does not apply to statements in or omissions from any Issuer Free Writing Prospectus in reliance upon, and in conformity with, written information furnished to the Company by the Placement Agents specifically for inclusion therein, or information that is not furnished to the Company by the Placement Agent but should have been in order to make the Free Writing

        Prospectus not misleading, which information the parties hereto agree is limited to the Placement Agents' Information (as defined in Section 16).

        (f) [intentionally omitted].

        (g) To deliver promptly to the Representative such number of the following documents as the Representative shall reasonably request (except where the documents have been filed electronically with the Commission via EDGAR): (i) conformed copies of the Registration Statement as originally filed with the Commission (in each case excluding exhibits), (ii) each Preliminary Prospectus, if any, (iii) any Issuer Free Writing Prospectus, (iv) the Prospectus (the delivery of the documents referred to in clauses (i), (ii), (iii) and (iv) of this paragraph (g) to be made not later than 10:00 A.M., New York time, on the Business Day following the execution and delivery of this Agreement), (v) conformed copies of any amendment to the Registration Statement (excluding exhibits), (vi) any amendment or supplement to the General Disclosure Package or the Prospectus (the delivery of the documents referred to in clauses (v) and (vi) of this paragraph (g) to be made not later than 10:00 A.M., New York City time, on the Business Day following the date of such amendment or supplement) and (vii) any document incorporated by reference in the General Disclosure Package or the Prospectus (excluding exhibits thereto) (the delivery of the documents referred to in clause (vi) of this paragraph (g) to be made not later than 10:00 A.M., New York City time, on the Business Day following the date of such document).

        (h) To make generally available to its stockholders and the Representative as soon as practicable, but in any event not later than eighteen months after the effective date of the Registration Statement (as defined in Rule 158(c) under the Securities Act), an earnings statement of the Company (which need not be audited) satisfying Section 11(a) of the Securities Act and the Rules and Regulations (including, at the option of the Company, Rule 158).

        (i) To promptly take from time to time such actions as the Representative may reasonably request to qualify the Shares for offering and sale under the state securities, or blue sky, laws of such jurisdictions (including without limitation any post-filing requirements) as the Representative may reasonably designate and to continue such qualifications in effect for so long as required for the distribution of the Shares, and the Company will pay the fee of the NASD in connection with its review of the Offering, if applicable. The Company shall not be obligated to qualify as a foreign corporation in any jurisdiction in which it is not so qualified or to file a general consent to service of process in any jurisdiction.

        (j) Not to directly or indirectly sell, assign, transfer, pledge, contract to sell of any shares of Common Stock or securities convertible into or exercisable or exchangeable for Common Stock for a period of 90 days after the Closing Date without the prior written consent of the Representative, other than (1) any issuance or sale of equity or equity-linked securities relating to a joint venture, collaborative arrangement, strategic transaction, licensing transaction or other similar transaction; (2) any issuance to an employee, director, consultant, supplier, lender or lessor; (3) any issuance pursuant to the Company's equity incentive plans; and (4) any issuance pursuant to a pre-existing obligation of the Company to do so. The Company will cause each of its executive officers that are listed in



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        the Company's Form 10-K/A for the year ended December 31, 2006 and directors to furnish to the Representative, prior to the Closing Date, a letter, substantially in the form of Exhibit B attached hereto, provided, however, that the Company shall not be liable for the failure of any such executive officers or directors to comply with such lock-up agreements.

        (k) Prior to the Closing Date, to furnish to the Placement Agents, as soon as they have been prepared, copies of any unaudited interim consolidated financial statements of the Company for any periods subsequent to the periods covered by the financial statements appearing or incorporated by reference in the General Disclosure Package or the Registration Statement.

        (l) Prior to the Closing Date, not to issue any press release or other communication directly or indirectly or hold any press conference with respect to the Company, its condition, financial or otherwise, or earnings, business affairs or business prospects (except for routine oral marketing communications or press releases in the ordinary course of business and consistent with the past practices of the Company and of which the Representative is notified), without the prior written consent of the Representative (which shall not be unreasonably withheld or delayed), unless in the judgment of the Company and its counsel, and after notification to the Representative, such press release or communication is required by law. In such event, the Company shall consult with the Representative as to the contents of such press release.

        (m) [intentionally omitted].

        (n) [intentionally omitted].

        (o) To engage and maintain, at its expense, a registrar and transfer agent for the Common Stock.

        (p) To supply the Representative with copies of all correspondence to and from, and all related documents issued to and by, the Commission in connection with the registration of the Shares under the Securities Act.

        (q) The Company will use its best efforts to maintain the listing of the Shares on the Nasdaq Global Market at the Closing Date.

5. PAYMENT OF EXPENSES. The Company agrees with the Placement Agents to pay (a) the costs incident to the authorization, issuance, sale, preparation and delivery of the Shares to the Purchasers and any transfer taxes payable in that connection; (b) the costs incident to the Registration of the Shares under the Securities Act; (c) the costs incident to the preparation, printing and distribution of the Registration Statement, any Issuer Free Writing Prospectus, the General Disclosure Package, the Prospectus, any amendments, supplements and exhibits thereto or any document incorporated by reference therein, and the costs of printing, reproducing and distributing, any transaction document by mail, telex or other means of communications; (d) at the Closing, the fees and expenses incurred in connection with filings, if any, made with the NASD (including related reasonable fees and expenses of counsel for the Placement Agents), if applicable; (e) any other applicable listing or other fees; (f) the fees and expenses of qualifying the Shares under the securities laws of the several jurisdictions as provided in Section 4(i) and of preparing a Blue Sky Memoranda (including related reasonable fees and expenses of counsel to the Placement Agents); (g) all fees and expenses of the registrar and transfer agent of the Common Stock; and (h) all other costs and expenses incident to the performance of the obligations of the Company under this Agreement (including, without limitation, the fees and expenses of the Company's counsel and the Company's independent accountants and the travel and other expenses incurred by Company personnel in connection with any "roadshow" including, without limitation, any expenses advanced by the Placement Agents on the Company's behalf and with the Company's prior consent (which will be promptly reimbursed)); provided that, except as otherwise provided in this
Section 5 and in Sections 7 and 9, each of the Placement Agents shall pay its own respective costs and expenses, including, without limitation, the fees and disbursements of their counsel.

6. CONDITIONS TO THE OBLIGATIONS OF THE PLACEMENT AGENTS AND THE PURCHASERS, AND THE SALE OF THE SHARES. The obligations of the Placement Agents and the closing of the sale of the Shares hereunder are subject to the accuracy, when made and on the Closing Date, of the representations and warranties on the part of the Company contained herein, to the accuracy of the statements of the Company made in any certificates pursuant to the provisions hereof, to the performance by the Company of its obligations hereunder, and to each of the following additional terms and conditions:

        (a) No stop order suspending the effectiveness of the Registration Statement or any part thereof, preventing or suspending the use of any Base Prospectus, any Preliminary Prospectus, the Prospectus or any Permitted Free Writing Prospectus or any part thereof shall have been issued and no proceedings for that purpose or pursuant to Section 8A under the Securities Act shall have been initiated or threatened by the Commission, and all requests for additional information on the part of the Commission (to be included or incorporated by reference in the Registration Statement or the Prospectus or otherwise) shall have been complied with; the Rule 462(b) Registration Statement, if any, each Issuer Free Writing Prospectus and the Prospectus shall have been filed with, the Commission within the applicable time period prescribed for such filing by, and in compliance with, the Rules and Regulations and in accordance with Section 4(a), and the Rule 462(b) Registration Statement, if any, shall have become effective immediately upon its filing with the Commission; and the NASD shall have raised no objection to the fairness and reasonableness of the terms of this Agreement or the transactions contemplated hereby.

        (b) The Placement Agents shall not have discovered and disclosed to the Company on or prior to the Closing Date that the Registration Statement or any amendment or supplement thereto contains an untrue statement of a fact which, in the opinion of counsel for the Placement Agents, is material or omits to state any fact which, in the opinion of such counsel, is material and is required to be stated therein or is necessary to make the statements therein not misleading, or that the General Disclosure Package, any Issuer Free Writing Prospectus or the Prospectus or any amendment or supplement thereto contains an untrue statement of fact which, in the opinion of such counsel, is material or omits to state any fact which, in the opinion of such counsel, is material and is necessary in order to make the statements, in the light of the circumstances in which they were made, not misleading.



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

        (c) All corporate proceedings and other legal matters incident to the authorization, form, execution, delivery and validity of each of this Agreement, the Shares, the Registration Statement, the General Disclosure Package, each Issuer Free Writing Prospectus and the Prospectus and all other legal matters relating to this Agreement and the transactions contemplated hereby shall be reasonably satisfactory in all material respects to counsel for the Placement Agents, and the Company shall have furnished to such counsel all documents and information that they may reasonably request to enable them to pass upon such matters.

        (d) The Placement Agents shall have received from Gibson Dunn & Crutcher LLP, corporate counsel for the Company such counsel's written opinion, addressed to the Placement Agents dated as of the Closing Date, in form and substance reasonably satisfactory to the Representative as set forth in Exhibit C attached hereto.

        (e) Kirkpatrick & Lockhart Preston Gates Ellis LLP shall have furnished to the Placement Agents such counsel's written opinion, as special patent counsel to the Company, addressed to the Placement Agents and dated as of the Closing Date, in substantially the form attached hereto as Exhibit D.

        (f) The Placement Agents shall have received from Mintz, Levin, Cohn, Ferris, Glovsky and Popeo, P.C., such opinion or opinions, dated the Closing Date and addressed to the Placement Agents, with respect to the issuance and sale of the Shares, the Registration Statement, the Prospectus and other related matters as the Placement Agents may reasonably require, and the Company shall have furnished to such counsel such documents as they request for the purpose of enabling them to pass upon such matters (provided, however, that if such opinion cannot be provided to Placement Agents, the reasons that such opinion cannot be given shall be provided to the Company).

        (g) The Company shall have furnished to the Placement Agents a certificate, dated the Closing Date, of each of its President and Chief Executive Officer and Vice President Finance stating that (i) such officers have carefully examined the Registration Statement, the General Disclosure Package, any Permitted Free Writing Prospectus and the Prospectus and, in their opinion, the Registration Statement and each amendment thereto, at the Applicable Time and as of the date of this Agreement and as of the Closing Date did not include any untrue statement of a material fact and did not omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, and the General Disclosure Package, as of the Applicable Time and as of the Closing Date, any Permitted Free Writing Prospectus as of its date and as of the Closing Date, the Prospectus and each amendment or supplement thereto, as of the respective date thereof and as of the Closing Date, did not include any untrue statement of a material fact and did not omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances in which they were made, not misleading, (ii) since the effective date of the Registration Statement no event has occurred that was required to be disclosed, but was not set forth in, a supplement or amendment to the Registration Statement, the General Disclosure Package or the Prospectus, (iii) to the best of their knowledge after reasonable investigation, as of the Closing Date, the representations and



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

        warranties of the Company in this Agreement were true and correct when made and are true and correct as of the Closing Date in all material respects (or, if any such representations or warranties are qualified by materiality or Material Adverse Effect, then such representations and warranties are true and correct in all respects) and the Company has complied with in all material respects all agreements and covenants contained in this Agreement and satisfied all conditions on its part to be performed or satisfied hereunder at or prior to the Closing Date in all material respects, (iv) subsequent to the date of the most recent financial statements included or incorporated by reference in the General Disclosure Package, there has been no change in the financial position or results of operation of the Company and its subsidiaries that would have a Material Adverse Effect, or any change, or any development including a prospective change, that involves a Material Adverse Effect in or affecting the financial condition , results of operations, business, or assets of the Company and its subsidiaries taken as a whole, except as set forth in the Prospectus or General Disclosure Package, and (v) the Registration Statement is effective, and to their knowledge, as of the Closing Date (I) no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose have been commenced or are pending before or are contemplated by the Commission and (II) no action has been taken by any governmental agency, body or official, and no injunction, restraining order or order of any nature by any federal or state court has been issued, which would prevent the issuance of the Shares.

        (h) At the time of the execution of this Agreement, the Placement Agents shall have received from Kelly & Company a letter, addressed to the Placement Agents and dated such date, in form and substance reasonably satisfactory to the Representative (i) confirming that they are an independent registered public accounting firm with respect to the Company within the meaning of the Securities Act and the Rules and Regulations and (ii) containing the statements and information of the type ordinarily included in accountant's "comfort letters" to underwriters, delivered according to Statement of Auditing Standards No. 72 and Statement of Auditing Standards No. 100 (or any successor bulletins), with respect to the financial statements and certain financial information contained or incorporated by reference in the Registration Statement, the Pricing Prospectus and the Prospectus.

        (i) On the Closing Date, the Placement Agents shall have received a letter (the "BRING-DOWN LETTER") from Kelly & Company addressed to the Placement Agents, and dated the Closing Date confirming, as of the date of the bring-down letter (or, with respect to matters involving changes or developments since the respective dates as of which specified financial information is given in the Registration Statement, the Pricing Prospectus and the Prospectus as of a date not more than three Business Days prior to the date of the bring-down letter), the conclusions and findings of such firm with respect to the financial information and other matters covered by its letter delivered to the Placement Agents concurrently with the execution of this Agreement pursuant to Section 6(h).

        (j) [Intentionally Omitted]

        (k) (i) Neither the Company nor any of its subsidiaries shall have sustained since the date of the latest audited financial statements included or incorporated



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

        by reference in the Registration Statement, the Pricing Prospectus and the Prospectus any loss or interference with its business from fire, explosion, flood, terrorist act or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth in or contemplated by the General Disclosure Package, and (ii) since such date there shall not have been any change in the capital stock or long-term debt of the Company or any of its subsidiaries or any change, or any development involving a prospective change, in or affecting the business, general affairs, management, financial position, stockholders' equity, results of operations or prospects of the Company and its subsidiaries, otherwise than as set forth in or contemplated by the General Disclosure Package, the effect of which, in any such case described in clause (i) or (ii), is, in the judgment of the Representative, so material and adverse as to make it impracticable or inadvisable to proceed with the sale or delivery of the Shares on the terms and in the manner contemplated by the General Disclosure Package.

        (l) The Shares shall be registered under the Exchange Act and, as of the Closing Date, the Shares shall be listed and admitted and authorized for trading on the Nasdaq Global Market, and satisfactory evidence of such actions shall have been provided to the Representative. The Company shall have taken no action with the specific intention of terminating the registration of the Shares under the Exchange Act or delisting or suspending from trading the Shares from Nasdaq, nor has the Company received any information suggesting that the Commission or Nasdaq is contemplating terminating such registration or listing.

        (m) At the Execution Time, the Company shall have furnished to the Representative a letter substantially in the form of Exhibit B hereto from each executive officer that is listed in the Company's Form 10-K/A for the year ended December 31, 2006 and director of the Company.

        (n) Subsequent to the execution and delivery of this Agreement, there shall not have occurred any of the following: (i) trading in securities generally on the New York Stock Exchange, the Nasdaq Global Market or the American Stock Exchange or in the over-the-counter market, or trading in any securities of the Company on any exchange or in the over-the-counter market, shall have been suspended or minimum or maximum prices or maximum ranges for prices shall have been established on any such exchange or such market by the Commission, by such exchange or by any other regulatory body or governmental authority having jurisdiction,
        (ii) a banking moratorium shall have been declared by federal or state authorities or a material disruption has occurred in commercial banking or securities settlement or clearance services in the United States,
        (iii) the United States shall have become engaged in hostilities (other than any current hostilities), or the subject of an act of terrorism, there shall have been a material escalation in hostilities involving the United States or there shall have been a declaration of a national emergency or war by the United States or (iv) there shall have occurred any other calamity or crisis or any change in general economic, political or financial conditions in the United States or elsewhere, if the effect of any such event in clause (iii) or (iv) makes it, in the judgment of the Representative, impracticable or inadvisable to proceed with the sale or delivery of the Shares on the terms and in the manner contemplated by the General Disclosure Package.



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

        (o) No action shall have been taken and no statute, rule, regulation or order shall have been enacted, adopted or issued by any governmental agency or body which would, as of the Closing Date, prevent the issuance or sale of the Shares or materially and adversely affect or potentially and adversely affect the business or operations of the Company; and no injunction, restraining order or order of any other nature by any federal or state court of competent jurisdiction shall have been issued as of the Closing Date which would prevent the issuance or sale of the Shares or materially and adversely affect or potentially and adversely affect the business or operations of the Company.

        (p) The Company shall have prepared and filed with the Commission a Current Report on Form 8-K with respect to the Offering, including as an exhibit thereto this Agreement and any other documents relating thereto.

        (q) The Company shall have entered into Subscription Agreements with each of the Purchasers and such agreements shall be in full force and effect.

        (r) The NASD shall have raised no objection to the fairness and reasonableness of the placement agent terms and arrangements.

        (s) Prior to the Closing Date, the Company shall have furnished to the Placement Agents such further information, certificates and documents as the Placement Agents may reasonably request.

        All opinions, letters, evidence and certificates mentioned above or elsewhere in this Agreement shall be deemed to be in compliance with the provisions hereof only if they are in form and substance reasonably satisfactory to counsel for the Placement Agents.

7.      INDEMNIFICATION AND CONTRIBUTION.

        (a) The Company shall indemnify and hold harmless each Placement Agent, its directors, officers, managers, members, employees, representatives and agents (including, without limitation Lazard Freres & Co. LLC, (which will provide services to the LCM) and its affiliates, and each of its and their respective directors, officers, members, employees, representatives and agents and each person, if any, who controls Lazard Freres & Co. LLC within the meaning of the Securities Act) and each person, if any, who controls any Placement Agents within the meaning of the Securities Act (collectively the "PLACEMENT AGENT INDEMNIFIED PARTIES" and each a "PLACEMENT AGENT INDEMNIFIED PARTY") against any loss, claim, damage, expense or liability, joint or several, or any action, investigation or proceeding in respect thereof, to which that Placement Agent Indemnified Party may become subject, under the Securities Act or otherwise, insofar as such loss, claim, damage, expense, liability, action, investigation or proceeding arises out of or is based upon (i) any untrue statement or alleged untrue statement of a material fact contained in the Base Prospectus, the Registration

        Statement, any Preliminary Prospectus, any Issuer Free Writing Prospectus, any "issuer information" filed or required to be filed pursuant to Rule 433(d) of the Rules and Regulations or the Prospectus, or in any amendment or supplement thereto or document incorporated by reference therein, (ii) the omission or alleged omission to state in the Base Prospectus, the Registration Statement, any Preliminary Prospectus, any Issuer Free Writing Prospectus, any "issuer information" filed or required to be filed pursuant to Rule 433(d) of the Rules and Regulations or the Prospectus, or in any amendment or supplement thereto or document incorporated by reference therein, a material fact required to be stated therein or necessary to make the statements therein not misleading, (iii) any breach of the representations and warranties of the Company contained herein, or (iv) any act or failure to act, or any alleged act or failure to act, by any Placement Agent in connection with, or relating in any manner to, the Shares or the Offering contemplated hereby, and which is included as part of or referred to in any loss, claim, damage, expense, liability, action, investigation or proceeding arising out of or based upon matters covered by clause (i),
        (ii) or (iii) above; (provided that the Company shall not be liable in the case of any matter covered by this clause (iv) to the extent that it is determined in a final judgment by a court of competent jurisdiction that such loss, claim, damage, expense, liability or action resulted directly from any such act or failure to act undertaken or omitted to be taken by such Placement Agent through its gross negligence, bad faith or willful misconduct) and shall reimburse each Placement Agent Indemnified Party promptly upon demand for any legal or other expenses reasonably incurred by that Placement Agent Indemnified Party in connection with investigating or preparing to defend or defending against or appearing as a third party witness in respect of, or otherwise reasonably incurred in connection with any such loss, claim, damage, expense, liability, action, investigation or proceeding as such fees and expenses are incurred; provided, however, that the Company shall not be liable in any such case to the extent that any such loss, claim, damage, expense, liability, action, investigation or proceeding arises out of or is based upon an untrue statement or alleged untrue statement in or omission or alleged omission from the Base Prospectus, the Registration Statement, any Preliminary Prospectus, any Issuer Free Writing Prospectus, any "issuer information" filed or required to be filed pursuant to Rule 433(d) of the Rules and Regulations or the Prospectus, or in any amendment or supplement thereto made in reliance upon and in conformity with written information furnished to the Company by or on behalf of any Placement Agent through the Representative specifically for use therein, which information the parties hereto agree is limited to the Placement Agents' Information (as defined in Section 16 ). This indemnity agreement is not exclusive and will be in addition to any liability, which the Company might otherwise have and shall not limit any rights or remedies which may otherwise be available at law or in equity to each Placement Agent Indemnified Party.

        (b) Each Placement Agent, severally and not jointly, shall indemnify and hold harmless the Company its officers, employees, representatives and agents, each of its directors and each person, if any, who controls the Company within the meaning of the Securities Act (collectively the "COMPANY INDEMNIFIED PARTIES" and each a "COMPANY INDEMNIFIED PARTY") against any loss, claim, damage, expense or liability, joint or several, or any action, investigation or proceeding in respect thereof, to which the Company Indemnified Parties may become subject, under the Securities Act or otherwise, insofar as such loss, claim, damage, liability or action arises out of or is based upon (i) any untrue statement or alleged untrue statement of a material fact contained in the Base Prospectus, the Registration Statement, any Preliminary Prospectus, any Issuer Free Writing Prospectus, any "issuer information" filed or required to be filed pursuant to Rule



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

        433(d) of the Rules and Regulations or the Prospectus, or in any amendment or supplement thereto, or (ii) the omission or alleged omission to state in the Base Prospectus, the Registration Statement, any Preliminary Prospectus, any Issuer Free Writing Prospectus, any "issuer information" filed or required to be filed pursuant to Rule 433(d) of the Rules and Regulations or the Prospectus, or in any amendment or supplement thereto, a material fact required to be stated therein or necessary to make the statements therein not misleading, but in each case only to the extent that the untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Company by or on behalf of that Placement Agent through the Representative specifically for use therein, and shall reimburse the Company Indemnified Parties for any legal or other expenses reasonably incurred by such parties in connection with investigating or preparing to defend or defending against or appearing as third party witness in connection with any such loss, claim, damage, expense, liability or action, investigation or proceeding as such fees and expenses are incurred; provided that the parties hereto hereby agree that such written information provided by the Placement Agents consist solely of the Placement Agents' Information. This indemnity agreement is not exclusive and will be in addition to any liability, which the Placement Agents might otherwise have and shall not limit any rights or remedies which may otherwise be available at law or in equity to the Company Indemnified Parties. Notwithstanding the provisions of this Section 7(b) , in no event shall any indemnity by any Placement Agent under this
        Section 7(b) exceed the total compensation received by such Placement Agent in accordance with Section 1(e).

        (c) Promptly after receipt by an indemnified party under this Section 7 of notice of any claim or the commencement of any action, the indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under this Section 7, notify the indemnifying party in writing of the claim or the commencement of that action; provided, however, that the failure to notify the indemnifying party shall not relieve it from any liability which it may have under this Section 7 except to the extent it has been materially prejudiced by such failure; and, provided, further, that the failure to notify the indemnifying party shall not relieve it from any liability which it may have to an indemnified party otherwise than under this Section 7. If any such claim or action shall be brought against an indemnified party, and it shall notify the indemnifying party thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it wishes, jointly with any other similarly notified indemnifying party, to assume the defense thereof with counsel reasonably satisfactory to the indemnified party. After notice from the indemnifying party to the indemnified party of its election to assume the defense of such claim or action, the indemnifying party shall not be liable to the indemnified party under this Section 7 for any legal or other expenses subsequently incurred by the indemnified party in connection with the defense thereof other than reasonable costs of investigation; provided, however, that any indemnified party shall have the right to employ separate counsel in any such action and to participate in the defense thereof but the fees and expenses of such counsel shall be at the expense of such indemnified party unless (i) the employment thereof has been specifically authorized by the indemnifying party in writing, (ii) such indemnified party shall have been advised by such counsel that there may be one or more legal defenses



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        available to it which are different from or additional to those available to the indemnifying party and in the reasonable judgment of such counsel it is advisable for such indemnified party to employ separate counsel or (iii) the indemnifying party has failed to assume the defense of such action in accordance with the terms hereof and employ counsel reasonably satisfactory to the indemnified party, in which case, if such indemnified party notifies the indemnifying party in writing that it elects to employ separate counsel at the expense of the indemnifying party, the indemnifying party shall not have the right to assume the defense of such action on behalf of such indemnified party, it being understood, however, that the indemnifying party shall not, in connection with any one such action or separate but substantially similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the reasonable fees and expenses of more than one separate firm of attorneys at any time for all such indemnified parties, which firm shall be designated in writing by the Representative, if the indemnified parties under this
        Section 7 consist of any Placement Agent Indemnified Party, or by the Company if the indemnified parties under this Section 7 consist of any Company Indemnified Parties. Each indemnified party, as a condition of the indemnity agreements contained in Sections 7(a) and 7(b) shall use all reasonable efforts to cooperate with the indemnifying party in the defense of any such action or claim. Subject to the provisions of
        Section 7(d) below, no indemnifying party shall be liable for any settlement, compromise or consent to the entry of judgment in connection with any such action effected without its written consent (which consent shall not be unreasonably withheld), but if settled with its written consent or if there be a final judgment for the plaintiff in any such action (other than a judgment entered with the consent of such indemnified party), the indemnifying party agrees to indemnify and hold harmless any indemnified party from and against any loss or liability by reason of such settlement or judgment.

        (d) If at any time an indemnified party shall have requested that an indemnifying party reimburse the indemnified party for fees and expenses of counsel, such indemnifying party agrees that it shall be liable for any settlement of the nature contemplated by this Section 7 effected without its written consent if (i) such settlement is entered into more than 45 days after receipt by such indemnifying party of the request for reimbursement, (ii) such indemnifying party shall have received notice of the terms of such settlement at least 30 days prior to such settlement being entered into and (iii) such indemnifying party shall not have reimbursed such indemnified party in accordance with such request prior to the date of such settlement.

        (e) If the indemnification provided for in this Section 7 is unavailable or insufficient to hold harmless an indemnified party under Section 7(a) or 7(b), then each indemnifying party shall, in lieu of indemnifying such indemnified party, contribute to the amount paid or payable by such indemnified party as a result of such loss, claim, damage or liability, or action in respect thereof, (i) in such proportion as shall be appropriate to reflect the relative benefits received by the Company on the one hand and the Placement Agents on the other from the offering of the Shares or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company on the one hand and the Placement Agents on the other with respect to the statements or omissions which resulted in such loss, claim, damage or liability, or action in respect thereof, as well as any other relevant equitable considerations. The relative benefits received by the Company on the one hand and the Placement Agents on the other with respect to such offering shall be deemed to be in the same proportion as the total net proceeds from the offering of the Shares purchased under this Agreement (before deducting expenses) received by the Company bears to the total compensation received by the Placement Agents with respect to the Shares purchased under this Agreement. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company on the one hand or the Placement Agents on the other, the intent of the parties and their relative knowledge, access to information and opportunity to correct or prevent such untrue statement or omission; provided that the parties hereto agree that the written information furnished to the Company by the Representative for use in the Prospectus, or in any amendment or supplement thereto, consists solely of the Placement Agents' Information. The Company and the Placement Agents agree that it would not be just and equitable if contributions pursuant to this Section 7(e) were to be determined by pro rata allocation or by any other method of allocation which does not take into account the equitable considerations referred to herein. The amount paid or payable by an indemnified party as a result of the loss, claim, damage or liability, or action in respect thereof, referred to above in this Section 7(e) shall be deemed to include, for purposes of this Section 7(e), any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 7(e), no Placement Agent shall be required to contribute any amount in excess of the total compensation received by such Placement Agent in accordance with Section 1(e) less the amount of any damages which such Placement Agent has otherwise paid or become liable to pay by reason of any untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

        Each Placement Agent's obligations to contribute as provided in this
Section 7(e) are several in proportion to the total compensation received by each of the Placement Agents in accordance with Section 1(e) and not joint.

8. TERMINATION. The obligations of the Placement Agents hereunder may be terminated by the Representative, in its absolute discretion by notice given to the Company prior to delivery (including electronic delivery) of and payment for the Shares if, prior to that time, any of the events described in Sections 6(n) have occurred or if all of the Purchasers shall decline to purchase the Shares for any reason permitted under this Agreement or the Subscription Agreements.

9. REIMBURSEMENT OF PLACEMENT AGENTS' EXPENSES. If the sale of the Shares provided for herein is not consummated because any condition to the obligations of the Placement Agents and the Purchasers set forth in Section 6 hereof is not satisfied, because of any termination pursuant to Section 8 hereof or because of any refusal, inability or failure on the part of the Company to perform any agreement herein or comply with any provision hereof other than by reason of a default by the Placement Agents, the Company will reimburse the Placement Agents upon demand for all reasonable out-of-pocket expenses (including reasonable fees and disbursements of counsel and any expenses advanced by the Placement Agents on the Company's behalf) that shall have been incurred by the Placement Agents in connection with this Agreement and the proposed purchase and sale of the Shares not to exceed in the aggregate $25,000. The Company shall pay, upon demand, such amount to the Representative.

10. SUCCESSORS; PERSONS ENTITLED TO BENEFIT OF AGREEMENT. This Agreement shall inure to the benefit of and be binding upon the Placement Agents, Lazard Freres & Co. LLC, the Company, and their respective successors. Nothing expressed or mentioned in this Agreement is intended or shall be construed to give any person other than the persons mentioned in the preceding sentence any legal or equitable right, remedy or claim under or in respect of this Agreement, or any provisions herein contained, this Agreement and all conditions and provisions hereof being intended to be and being for the sole and exclusive benefit of such persons and for the benefit of no other person; except that the representations, warranties, covenants, agreements and indemnities of the Company and its subsidiaries contained in this Agreement shall also be for the benefit of the Placement Agent Indemnified Parties, and the indemnities of the Placement Agents shall also be for the benefit of the Company Indemnified Parties. It is understood that the Placement Agents' responsibilities to the Company are solely contractual in nature and the Placement Agents do not owe the Company, or any other party, any fiduciary duty as a result of this Agreement.

11. SURVIVAL OF INDEMNITIES, REPRESENTATIONS, WARRANTIES, ETC. The respective indemnities, covenants, agreements, representations, warranties and other statements of the Company and its subsidiaries and the Placement Agents, as set forth in this Agreement or made by them respectively, pursuant to this Agreement, shall remain in full force and effect, regardless of any investigation made by or on behalf of the Placement Agents, the Company or any person controlling any of them and shall survive delivery of and payment for the Shares.

12. ABSENCE OF FIDUCIARY RELATIONSHIP. The Company acknowledges and agrees that:

        (a) Each Placement Agent's responsibility to the Company is solely contractual in nature, the Placement Agents have been retained solely to act as placement agents in connection with the sale of the Shares and no fiduciary, advisory or agency relationship between the Company and the Placement Agents has been created in respect of any of the transactions contemplated by this Agreement, irrespective of whether any of the Placements Agents or Lazard Freres & Co. LLC has advised or is advising the Company on other matters;

        (b) The price of the Shares set forth in this Agreement was established by the Company following discussions and arms-length negotiations with the Representative, and the Company is capable of evaluating and understanding, and understands and accepts, the terms, risks and conditions of the transactions contemplated by this Agreement;

        (c) The Company has been advised that the Placement Agents and Lazard Freres & Co. LLC and their affiliates are engaged in a broad range of transactions which may involve interests that differ from those of the Company and that the Placement Agents have no obligation to disclose such interests and transactions to the Company by virtue of any fiduciary, advisory or agency relationship; and

        (d) The Company waives, to the fullest extent permitted by law, any claims it may have against the Placement Agents for breach of fiduciary duty or alleged breach of fiduciary duty and agrees that the Placement Agents shall have no liability (whether direct or indirect) to the Company in respect of such a fiduciary duty claim or to any person asserting a fiduciary duty claim on behalf of or in right of the Company, including stockholders, employees or creditors of the Company.

13. NOTICES. All statements, requests, notices and agreements hereunder shall be in writing, and:

        (a) if to the Placement Agents, shall be delivered or sent by mail, telex or facsimile transmission to Oppenheimer & Co. Inc., 125 Broad Street, New York, New York 10004, Attention: Zubin Mory (Fax:
        212-425-2028), with a copy to Mintz, Levin, Cohn, Ferris, Glovsky and Popeo, P.C., 666 Third Avenue, New York, New York, 10017, Attention:
        Todd Mason (Fax: 212-983-3115).

        (b) if to the Company shall be delivered or sent by mail, telex or facsimile transmission to Spectrum Pharmaceuticals, Inc., 175 Technology Drive, Irvine, California 92618 Attention: William Pedranti (Fax: (949) 788-6706), with a copy to: Gibson Dunn & Crutcher LLP, 4 Park Plaza, Irvine, California 92614 , Attention: James J. Moloney (Fax: (949) 475-4756).


14. DEFINITIONS OF CERTAIN TERMS. The terms which follow, when used in this Agreement, shall have the meanings indicated.

        "BUSINESS DAY" shall mean any day other than a Saturday, a Sunday, a legal holiday, a day on which banking institutions or trust companies are authorized or obligated by law to close in New York City or any day on which the Nasdaq Global Market is not open for trading.

        "EFFECTIVE DATE" shall mean each date and time that the Registration Statement (and any post-effective amendment or amendments thereto) became or becomes effective.

        "EXECUTION TIME" shall mean the date and time that this Agreement is executed and delivered by the parties hereto.

        "INTERFERENCE PROCEEDING" shall have the meaning set forth in 35 U.S.C.
        Section 135.

        "TO THE COMPANY'S KNOWLEDGE" and words of similar import shall mean the Company's actual knowledge based on reasonable due diligence.

15. GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of the State of New York.

16. PLACEMENT AGENTS' INFORMATION. The parties hereto acknowledge and agree that, for all purposes of this Agreement, the Placement Agents' Information consists solely of the statements concerning the Placement Agents contained in the _______ paragraph under the heading "Plan of Distribution" in the Prospectus Supplement.

17. PARTIAL UNENFORCEABILITY. The invalidity or unenforceability of any Section, paragraph or provision of this Agreement shall not affect the validity or enforceability of any other Section, paragraph or provision hereof. If any Section, paragraph or provision of this Agreement is for any reason determined to be invalid or unenforceable, there shall be deemed to be made such minor changes (and only such minor changes) as are necessary to make it valid and enforceable.

18. GENERAL. This Agreement constitutes the entire agreement of the parties to this Agreement and supersedes all prior written or oral and all contemporaneous oral agreements, understandings and negotiations with respect to the subject matter hereof. In this Agreement, the masculine, feminine and neuter genders and the singular and the plural include one another. The section headings in this Agreement are for the convenience of the parties only and will not affect the construction or interpretation of this Agreement. This Agreement may be amended or modified, and the observance of any term of this Agreement may be waived, only by a writing signed by the Company and the Placement Agents.

19. COUNTERPARTS. This Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

20. CONSENT TO ACT AS REPRESENTATIVE. Oppenheimer & Co. Inc. ("OPPENHEIMER"), Lazard Capital Markets LLC, Rodman & Renshaw, LLC and ThinkEquity Partners, LLC consents and agrees that Oppenheimer will act as Representative of the Placement Agents under this Agreement and with respect to the sale of the Shares. Accordingly, each of Lazard Capital Markets LLC, Rodman & Renshaw, LLC, ThinkEquity Partners, LLC and Oppenheimer authorizes Oppenheimer to manage the Offering and the sale of the Shares and to take such action in connection therewith as Oppenheimer in its sole discretion deems appropriate or desirable.

                            [Signature Page Follows]

        If the foregoing is in accordance with your understanding of the agreement between the Company and the Placement Agents, kindly indicate your acceptance in the space provided for that purpose below.

                                        Very truly yours,


                                        SPECTRUM PHARMACEUTICALS, INC.



                                        By:
                                           -------------------------------------
                                           Name:
                                           Title:



Accepted as of the date first above written:

OPPENHEIMER & CO. INC.



By:
   -------------------------------------
   Name:
   Title:

Lazard Capital Markets LLC



By:
   -------------------------------------
   Name:
   Title:




Rodman & Renshaw, LLC



By:
   -------------------------------------
   Name:
   Title:



ThinkEquity Partners, LLC



By:
   -------------------------------------
   Name:
   Title:

                                   SCHEDULE I

                                PLACEMENT AGENTS



        OPPENHEIMER & CO. INC.

        LAZARD CAPITAL MARKETS LLC

        RODMAN & RENSHAW, LLC

        THINKEQUITY PARTNERS, LLC

                                    EXHIBIT A

                         FORM OF SUBSCRIPTION AGREEMENT



Spectrum Pharmaceuticals, Inc.
157 Technology Drive
Irvine, California 92618


The undersigned (the "Investor") hereby confirms its agreement with you as follows:

1. This Subscription Agreement (this "Agreement") is made as of the date set forth below between Spectrum Pharmaceuticals, Inc., a Delaware corporation (the "Company"), and the Investor.

2. The Company has authorized the sale and issuance to certain investors of up to 5,134,100 shares (the "Shares") of its common stock, par value $0.001 per share (the "Common Stock") for a purchase price of $6.25 per Share (the "Purchase Price").

3. The offering and sale of the Shares (the "Offering") is being made pursuant to an effective Registration Statement on Form S-3 (including the Prospectus contained therein (the "Base Prospectus") and the exhibits thereto and the documents incorporated therein by reference, the "Registration Statement") filed by the Company with the Securities and Exchange Commission (the "Commission"), if applicable, certain preliminary prospectuses that have or will be filed with the Commission and delivered to the Investor on or prior to the date hereof (the "Time of Sale Prospectus"), and a Prospectus Supplement (the "Prospectus Supplement") containing certain supplemental information regarding the Shares and terms of the Offering that will be filed with the Commission and delivered, or otherwise made available to the Investor by the filing of an electronic version thereof with the Commission, to the Investor along with the Company's counterpart to this Agreement.

4. The Company and the Investor agree that the Investor will purchase from the Company and the Company will issue and sell to the Investor the Shares as set forth below for the aggregate purchase price set forth below. The Shares shall be purchased pursuant to the Terms and Conditions for Purchase of Shares attached hereto as Annex I and incorporated herein by this reference as if fully set forth herein.

5. The manner of settlement of the Shares purchased by the Investor shall be determined by such Investor as follows (check one):

[____] A. Delivery by electronic book-entry at The Depository Trust Company
          ("DTC"), registered in the Investor's name and address as set forth below, and released by U.S. Stock Transfer Corporation, the Company's transfer agent (the "Transfer Agent"), to the Investor at the Closing. NO LATER THAN ONE (1) BUSINESS DAY AFTER THE EXECUTION OF THIS AGREEMENT BY THE INVESTOR AND THE COMPANY, THE INVESTOR SHALL:

          (I) DIRECT THE BROKER-DEALER AT WHICH THE ACCOUNT OR ACCOUNTS TO BE CREDITED WITH THE SHARES ARE MAINTAINED TO

                    SET UP A DEPOSIT/WITHDRAWAL AT CUSTODIAN ("DWAC") INSTRUCTING THE TRANSFER AGENT TO CREDIT SUCH ACCOUNT OR ACCOUNTS WITH THE SHARES, AND

          (II) REMIT BY WIRE TRANSFER THE AMOUNT OF FUNDS EQUAL TO THE AGGREGATE PURCHASE PRICE FOR THE SHARES BEING PURCHASED BY THE INVESTOR TO THE FOLLOWING ACCOUNT:


                              JPMorgan Chase Bank
                              ABA# 021000021
                              Credit Acct# 304880876
                              Spectrum/Oppenheimer Escrow
                              Ref:______________________


[____] B. Delivery versus payment ("DVP") through DTC (i.e., the Company shall deliver Shares registered in the Investor's name and address as set forth below and released by the Transfer Agent to the Investor at the Closing directly to the account(s) at Oppenheimer & Co. Inc. identified by the Investor and simultaneously therewith payment shall be made from such account(s) to the Company through DTC). NO LATER THAN ONE (1) BUSINESS DAY AFTER THE EXECUTION OF THIS AGREEMENT BY THE INVESTOR AND THE COMPANY, THE INVESTOR SHALL:

          (I) NOTIFY OPPENHEIMER & CO. INC. OF THE ACCOUNT OR ACCOUNTS AT OPPENHEIMER & CO. INC. TO BE CREDITED WITH THE SHARES BEING PURCHASED BY SUCH INVESTOR, AND

          (II) CONFIRM THAT THE ACCOUNT OR ACCOUNTS AT OPPENHEIMER & CO. INC. TO BE CREDITED WITH THE SHARES BEING PURCHASED BY THE INVESTOR HAVE A MINIMUM BALANCE EQUAL TO THE AGGREGATE PURCHASE PRICE FOR THE SHARES BEING PURCHASED BY THE INVESTOR.

           --OR--

[____] C. Delivery to the Investor's custodial account (i.e., the Company shall deliver Shares registered in the Investor's name and address as set forth below and released by the Transfer Agent to the Investor at the Closing directly to the account(s) at the custodian identified by the Investor and promptly thereafter payment shall be made to the Company). NO LATER THAN ONE (1) BUSINESS DAY AFTER THE EXECUTION OF THIS AGREEMENT BY THE INVESTOR AND THE COMPANY, THE INVESTOR SHALL NOTIFY OPPENHEIMER & CO. INC. OF THE ACCOUNT OR ACCOUNTS TO BE CREDITED WITH THE SHARES BEING PURCHASED BY SUCH INVESTOR AND THE CUSTODIAN AT WHICH SUCH ACCOUNT OR ACCOUNTS ARE MAINTAINED.

IT IS THE INVESTOR'S RESPONSIBILITY TO (A) MAKE THE NECESSARY WIRE TRANSFER OR CONFIRM THE PROPER ACCOUNT BALANCE IN A TIMELY MANNER AND (B) ARRANGE FOR SETTLEMENT IN A TIMELY MANNER. IF THE INVESTOR DOES NOT DELIVER THE AGGREGATE PURCHASE PRICE FOR THE SHARES OR DOES NOT MAKE PROPER ARRANGEMENTS FOR SETTLEMENT IN A TIMELY

MANNER, THE SHARES MAY NOT BE DELIVERED AT CLOSING TO THE INVESTOR OR THE INVESTOR MAY BE EXCLUDED FROM THE CLOSING ALTOGETHER.

6. The Investor represents that, except as set forth below, (a) it has had no position, office or other material relationship within the past three years with the Company or persons known to it to be affiliates of the Company, (b) it is not a NASD member or an Associated Person (as such term is defined under the NASD Membership and Registration Rules Section 1011) as of the Closing, and (c) neither the Investor nor any group of Investors (as identified in a public filing made with the Commission) of which the Investor is a part in connection with the Offering of the Shares, acquired, or obtained the right to acquire, 20% or more of the Common Stock (or securities convertible into or exercisable for Common Stock) or the voting power of the Company on a post-transaction basis.
Exceptions:


--------------------------------------------------------------------------------
(If no exceptions, write "none." If left blank, response will be deemed to be "none.")

7. The Investor represents that it has received, or can obtain on the Commission's website, prior to or in connection with the receipt of this Agreement, the final Base Prospectus, dated January 24, 2005, which is a part of the Company's Registration Statement, and the Prospectus Supplement (collectively, the "Disclosure Package") along with the Company's counterpart to this Agreement.

8. The Company shall have the sole right to accept offers to purchase the Shares and may reject any such offer, in its sole and absolute discretion, in whole or in part. No offer by the Investor to buy Shares will be accepted and no part of the purchase price will be delivered to the Company until the Company has accepted such offer by countersigning a copy of this Agreement, and any such offer may be withdrawn or revoked, without obligation or commitment of any kind, at any time prior to the Company (or a Placement Agent on behalf of the Company) sending (orally, in writing or by electronic mail) notice of its acceptance of such offer. An indication of interest in response to the Investor signing this Agreement will involve no obligation or commitment of any kind until this Agreement is accepted and countersigned by the Company and notice of such acceptance has been sent as aforesaid.

Number of Shares:
                 --------------------------------

Purchase Price Per Share: $
                           ----------------------

Aggregate Purchase Price: $
                           ----------------------


        Please confirm that the foregoing correctly sets forth the agreement between us by signing in the space provided below for that purpose.



                                        Dated as of:  May ___, 2007



                                        ----------------------------------------
                                        INVESTOR

                                        By:
                                           -------------------------------------
                                        Print Name:
                                                   -----------------------------
                                        Title:
                                              ----------------------------------
                                        Address:

                                        ----------------------------------------

                                        ----------------------------------------

                                        ----------------------------------------


Agreed and Accepted this ___ day of May, 2007:


SPECTRUM PHARMACEUTICALS, INC.



By:
   -------------------------------------
   Name:
   Title:

                                     ANNEX I

                   TERMS AND CONDITIONS FOR PURCHASE OF SHARES

        1. AUTHORIZATION AND SALE OF THE SHARES. Subject to the terms and conditions of this Agreement, the Company has authorized the sale of the Shares.

        2. AGREEMENT TO SELL AND PURCHASE THE SHARES; PLACEMENT AGENTS.

               2.1 At the Closing (as defined in Section 3.1), the Company will sell to the Investor, and the Investor will purchase from the Company, upon the terms and conditions set forth herein, the number of Shares set forth on the last page of the Agreement to which these Terms and Conditions for Purchase of Shares are attached as Annex I (the "Signature Page") for the aggregate purchase price therefor set forth on the Signature Page.

               2.2 The Company proposes to enter into substantially this same form of Subscription Agreement with certain other investors (the "Other Investors"). The Investor and the Other Investors are hereinafter sometimes collectively referred to as the "Investors," and this Agreement and the Subscription Agreements executed by the Other Investors are hereinafter sometimes collectively referred to as the "Agreements."

               2.3 Investor acknowledges that the Company intends to pay Oppenheimer & Co. Inc., Lazard Capital Markets LLC, Rodman & Renshaw, LLC and ThinkEquity Partners, LLC (the "Placement Agents") a fee (the "Placement Fee") in respect of the sale of Shares to the Investor.

               2.4 The Company has entered into a Placement Agent Agreement (the "Placement Agreement") with the Placement Agent that contains certain representations, warranties, covenants and agreements of the Company. A copy of the Placement Agreement is available upon request.

        3. CLOSINGS AND DELIVERY OF THE SHARES AND FUNDS.

               3.1 CLOSING. The completion of the purchase and sale of the Shares (the "Closing") will occur at a place and time (the "Closing Date") to be specified by the Company and the Placement Agents, and of which the Investors will be notified in advance by the Placement Agents. At the Closing, (a) the Company will cause the Transfer Agent to deliver to the Investor the number of Shares set forth on the Signature Page registered in the name of the Investor or, if so indicated on the Investor Questionnaire attached hereto as Exhibit A, in the name of a nominee designated by the Investor, and (b) the aggregate purchase price for the Shares being purchased by the Investor will be delivered by or on behalf of the Investor to the Company.

               3.2 (a) CONDITIONS TO THE COMPANY'S OBLIGATIONS. The Company's obligation to issue the Shares to the Investor will be subject to the receipt by the Company of the purchase price for the Shares being purchased hereunder as set forth on the Signature Page and the accuracy of the representations and warranties made by the Investor and the fulfillment of those undertakings of the Investor to be fulfilled prior to the Closing Date.

                        (b) CONDITIONS TO THE INVESTOR'S OBLIGATIONS. The Investor's obligation to purchase the Shares will be subject to the condition that the Placement Agents shall not have: (1) terminated the Placement Agreement pursuant to the terms thereof or (2) determined that the conditions to the closing in the Placement Agreement have not been satisfied. The Investor's obligations are expressly not conditioned on the purchase by any or all of the Other Investors of the Shares that they have agreed to purchase from the Company.

               3.3 DELIVERY OF FUNDS.

                        (a) Delivery by Electronic Book-Entry at The Depository Trust Company. If the Investor elects to settle the Shares purchased by such Investor through delivery by electronic book-entry at DTC, NO LATER THAN ONE (1) BUSINESS DAY AFTER THE EXECUTION OF THIS AGREEMENT BY THE INVESTOR AND THE COMPANY, the Investor shall remit by wire transfer the amount of funds equal to the aggregate purchase price for the shares being purchased by the Investor to the following account designated by the Company and the Placement Agents pursuant to the terms of that certain Escrow Agreement (the "Escrow Agreement") dated as of May 4, 2007, by and among the Company, the Placement Agents and JPMorgan Chase Bank, N.A. (the "Escrow Agent"):


                              JPMorgan Chase Bank
                              ABA# 021000021
                              Credit Acct# 304880876
                              Spectrum/Oppenheimer Escrow
                              Ref:______________________

                        Such funds shall be held in escrow until the Closing and delivered by the Escrow Agent on behalf of the Investors to the Company upon the satisfaction, in the sole judgment of the Placement Agents, of the Company Closing Conditions. The Placement Agents shall have no rights in or to any of the escrowed funds, unless the Placement Agents and the Escrow Agent are notified in writing by the Company in connection with the Closing that a portion of the escrowed funds shall be applied to the Placement Fee. The Company and the Investor agree to indemnify and hold the Escrow Agent harmless from and against any and all losses, costs, damages, expenses and claims (including, without limitation, court costs and reasonable attorneys fees) ("Losses") arising under this Section 3.3 or otherwise with respect to the funds held in escrow pursuant hereto or arising under the Escrow Agreement, unless it is finally determined that such Losses resulted directly from the willful misconduct or gross negligence of, or a material breach of the Escrow Agreement by, the Escrow Agent. Anything in this Agreement to the contrary notwithstanding, in no event shall the Escrow Agent be liable for any special, indirect or consequential loss or damage of any kind whatsoever (including but not limited to lost profits), even if the Escrow Agent has been advised of the likelihood of such loss or damage and regardless of the form of action.

                        Investor shall also furnish to the Placement Agents a completed W-9 form (or, in the case of an Investor who is not a United States citizen or resident, a W-8 form).

                        (b) Delivery Versus Payment through The Depository Trust Company. If the Investor elects to settle the Shares purchased by such Investor by delivery versus payment through DTC, NO LATER THAN ONE (1) BUSINESS DAY AFTER THE EXECUTION OF THIS AGREEMENT BY THE INVESTOR AND THE COMPANY, the Investor shall confirm that the account or accounts at Oppenheimer & Co. Inc. to be credited with the Shares being purchased by the Investor have a minimum balance equal to the aggregate purchase price for the Shares being purchased by the Investor.

               3.4 DELIVERY OF SHARES.

                        (a) Delivery by Electronic Book-Entry at The Depository Trust Company. If the Investor elects to settle the Shares purchased by such Investor through delivery by electronic book-entry at DTC, NO LATER THAN ONE (1) BUSINESS DAY AFTER THE EXECUTION OF THIS AGREEMENT BY THE INVESTOR AND THE COMPANY, the Investor shall direct the broker-dealer at which the account or accounts to be credited with the Shares being purchased by such Investor are maintained, which broker/dealer shall be a DTC participant, to set up a Deposit/Withdrawal at Custodian ("DWAC") instructing U.S. Stock Transfer Corporation, the Company's transfer agent, to credit such account or accounts with the Shares by means of an electronic book-entry delivery. Such DWAC shall indicate the settlement date for the deposit of the Shares, which date shall be provided to the Investor by the Placement Agents. Simultaneously with the delivery to the Company by the Escrow Agent of the funds held in escrow pursuant to Section 3.3 above, the Company shall direct its transfer agent to credit the Investor's account or accounts with the Shares pursuant to the information contained in the DWAC.

                        (b) Delivery Versus Payment through The Depository Trust Company. If the Investor elects to settle the Shares purchased by such Investor by delivery versus payment through DTC, NO LATER THAN ONE (1) BUSINESS DAY AFTER THE EXECUTION OF THIS AGREEMENT BY THE INVESTOR AND THE COMPANY, the Investor shall notify Oppenheimer & Co. Inc. of the account or accounts at Oppenheimer & Co. Inc. to be credited with the Shares being purchased by such Investor. On the Closing Date, the Company shall deliver the Shares to the Investor directly to the account(s) at Oppenheimer & Co. Inc. identified by Investor and simultaneously therewith payment shall be made from such account(s) to the Company through DTC.

        4. REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE INVESTOR.

               4.1 The Investor represents and warrants to, and covenants with, the Company that (a) the Investor is knowledgeable, sophisticated and experienced in making, and is qualified to make decisions with respect to, investments in shares presenting an investment decision like that involved in the purchase of the Shares, including investments in securities issued by the Company and investments in comparable companies, and has requested, received, reviewed and considered all information it deemed relevant in making an informed decision to purchase the Shares, and (b) the Investor has answered all questions on the Signature Page and the Investor Questionnaire for use in preparation of the Prospectus Supplement and the answers thereto are true and correct as of the date hereof and will be true and correct as of the Closing Date.

               4.2 The Investor acknowledges, represents and agrees that no action has been or will be taken in any jurisdiction outside the United States by the Company or any Placement Agent that would permit an offering of the Shares, or possession or distribution of offering materials in connection with the issue of the Shares in any jurisdiction outside the United States where action for that purpose is required. Each Investor outside the United States will comply with all applicable laws and regulations in each foreign jurisdiction in which it purchases, offers, sells or delivers Shares or has in its possession or distributes any offering material, in all cases at its own expense. The Placement Agents are not authorized to make and have not made any representation or use of any information in connection with the issue, placement, purchase and sale of the Shares, except as set forth or incorporated by reference in the Disclosure Package or the Prospectus.

               4.3 The Investor further represents and warrants to, and covenants with, the Company that (a) the Investor has full right, power, authority and capacity to enter into this Agreement and to consummate the transactions contemplated hereby and has taken all necessary action to authorize the execution, delivery and performance of this Agreement, and (b) this Agreement constitutes a valid and binding obligation of the Investor enforceable against the Investor in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors' and contracting parties' rights generally and except as enforceability may be subject to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law) and except as the indemnification agreements of the Investors herein may be legally unenforceable.

               4.4 The Investor understands that nothing in this Agreement or any other materials presented to the Investor in connection with the purchase and sale of the Shares constitutes legal, tax or investment advice. The Investor has consulted such legal, tax and investment advisors as it, in its sole discretion, has deemed necessary or appropriate in connection with its purchase of Shares.

               4.5 The Investor represents, warrants and agrees that, since the earlier to occur of (i) the date on which the Placement Agents first contacted the Investor about the Offering and (ii) the date that is the tenth (10) trading day prior to the date of this Agreement, it has not engaged in any short selling of the Company's securities, or established or increased any "put equivalent position" as defined in Rule 16(a)-1(h) under the Securities Exchange Act of 1934, as amended, with respect to the Company's securities.

        5. SURVIVAL OF REPRESENTATIONS, WARRANTIES AND AGREEMENTS. Notwithstanding any investigation made by any party to this Agreement or by the Placement Agents, all covenants, agreements, representations and warranties made by the Company and the Investor herein will survive the execution of this Agreement, the delivery to the Investor of the Shares being purchased and the payment therefor. The Placement Agents and Lazard Freres & Co. LLC shall be third party beneficiaries with respect to the representations, warranties and agreements of the Investor in Section 4 hereof.

        6. From the date hereof until the date that is 90 days after the Closing Date, the Company will not, directly or indirectly, offer, sell, assign, transfer, pledge, or contract to sell any shares of Common Stock or securities convertible into or exchangeable or exercisable for shares of Common Stock, except that the Company may engage in transactions as provided in the Placement Agent Agreement.

        7. NOTICES. All notices, requests, consents and other communications hereunder will be in writing, will be mailed (a) if within the domestic United States by first-class registered or certified airmail, or nationally recognized overnight express courier, postage prepaid, or by facsimile or (b) if delivered from outside the United States, by International Federal Express or facsimile, and will be deemed given (i) if delivered by first-class registered or certified mail domestic, three business days after so mailed, (ii) if delivered by nationally recognized overnight carrier, one business day after so mailed, (iii) if delivered by International Federal Express, two business days after so mailed and (iv) if delivered by facsimile, upon electric confirmation of receipt and will be delivered and addressed as follows:

                      (a)    if to the Company, to:

                             Spectrum Pharmaceuticals, Inc.
                             157 Technology Drive
                             Irvine, California 92618

                             Attention:  William Pedranti
                             Phone: (949) 788-6700
                             Telecopy: (949) 788-6706

                             with copies to:

                             Gibson Dunn & Crutcher LLP
                             4 Park Plaza
                             Irvine, California 92614
                             Attention:  James J. Moloney
                             Phone: (949) 451-3800
                             Telecopy: (949) 451-4220

                        (b) if to the Investor, at its address on the Signature Page hereto, or at such other address or addresses as may have been furnished to the Company in writing.

        8. CHANGES. This Agreement may not be modified or amended except pursuant to an instrument in writing signed by the Company and the Investor.

        9. HEADINGS. The headings of the various sections of this Agreement have been inserted for convenience of reference only and will not be deemed to be part of this Agreement.

        10. SEVERABILITY. In case any provision contained in this Agreement should be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein will not in any way be affected or impaired thereby.

        11. GOVERNING LAW. This Agreement will be governed by, and construed in accordance with, the internal laws of the State of New York, without giving effect to the principles of conflicts of law that would require the application of the laws of any other jurisdiction.

        12. COUNTERPARTS. This Agreement may be executed in two or more counterparts, each of which will constitute an original, but all of which, when taken together, will constitute but one instrument, and will become effective when one or more counterparts have been signed by each party hereto and delivered to the other parties. The Company and the Investor acknowledge and agree that the Company shall deliver its counterpart to the Investor along with the Prospectus Supplement.

        13. CONFIRMATION OF SALE. The Investor acknowledges and agrees that such Investor's receipt of the Company's counterpart to this Agreement, together with the Prospectus Supplement, shall constitute written confirmation of the Company's sale of Shares to such Investor.

        14. PRESS RELEASE. The Company and the Investor agree that the Company shall issue a press release announcing the Offering prior to the opening of the financial markets in New York City on the business day immediately after the date hereof, which press release the Company agrees to provide to the Investor for review prior to its issuance.

        15. TERMINATION. In the event that the Placement Agreement is terminated by the Placement Agents pursuant to the terms thereof, this Agreement shall terminate without any further action on the part of the parties hereto.

                                    EXHIBIT A

                         SPECTRUM PHARMACEUTICALS, INC.

                             INVESTOR QUESTIONNAIRE


        Pursuant to Section 3 of Annex I to the Agreement, please provide us with the following information:


1.      The exact name that your Shares are to be
        registered in. You may use a nominee name if
        appropriate:
                                                              ------------------

2.      The relationship between the Investor and the
        registered holder listed in response to item 1
        above:
                                                              ------------------

3.      The mailing address of the registered holder
        listed in response to item 1 above:
                                                              ------------------

4.      The Social Security Number or Tax Identification
        Number of the registered holder listed in the
        response to item 1 above:
                                                              ------------------

5.      Name of DTC Participant (broker-dealer at which
        the account or accounts to be credited with the
        Shares are maintained):
                                                              ------------------

6.      DTC Participant Number:
                                                              ------------------

7.      Name of Account at DTC Participant being
        credited with the Shares:
                                                              ------------------

8.      Account Number at DTC Participant being credited
        with the Shares:
                                                              ------------------

                                    EXHIBIT B

                            FORM OF LOCK-UP AGREEMENT

May 4, 2007


Oppenheimer & Co., Inc.
125 Broad Street
New York, NY  10004


        Re:    SPECTRUM PHARMACEUTICALS, INC.


Ladies and Gentlemen:

        The undersigned is aware that Spectrum Pharmaceuticals, Inc. (the "COMPANY") proposes to carry out a registered direct offering (the "OFFERING") of its common stock, par value $0.001 per share (the "COMMON STOCK") for which you will act as placement agent. The undersigned recognizes that the Offering will be of benefit to the undersigned and will benefit the Company by, among other things, raising additional capital for its operations. The undersigned acknowledges that you are relying on the representations and agreements of the undersigned contained in this letter in carrying out the Offering.

        In consideration of the foregoing, the undersigned hereby agrees that, without the prior written consent of Oppenheimer & Co., Inc. ("OPCO"), the undersigned will not, directly or indirectly, during the period specified in the following paragraph (the "LOCK-UP PERIOD") (i) offer, sell, agree to offer or sell, solicit offers to purchase, grant any call option or purchase any put option with respect to, pledge, grant a security interest in, hypothecate or otherwise dispose of any Relevant Security (including, without limitation, shares of Common Stock that may be deemed to be beneficially owned by the undersigned in accordance with the rules and regulations of the Securities and Exchange Commission and shares of Common Stock that may be issued upon exercise of any option or warrant) owned directly by such person or as to which such person has the power of disposition, (ii) establish or increase a "put equivalent position" or liquidate or decrease a "call equivalent position" with respect to any Relevant Security (in each case within the meaning of Section 16 of the Securities Exchange Act of 1934, as amended (the "Act"), and the rules and regulations promulgated thereunder), or (iii) otherwise enter into any swap, derivative or other transaction or arrangement that transfers to another, in whole or in part, directly or indirectly, any of the economic consequences of ownership of any Relevant Security, whether or not such transaction is to be settled by delivery of Relevant Securities, other securities, cash or other consideration. As used herein, "RELEVANT SECURITY" means any capital stock of the Company or securities convertible into or exchangeable or exercisable for capital stock of the Company.

        The initial Lock-Up Period will commence on the date hereof and will continue through the close of business on the 30th day following the closing of the Offering (the "INITIAL LOCK-UP PERIOD"); provided, however, that if (i) during the last 17 days of the Initial Lock-Up Period, the Company releases earnings results or (ii) prior to the expiration of the Initial Lock-Up Period, the Company announces that it will release earnings results during the 16-day period following the last day of the Initial Lock-Up Period, then in each case the Lock-Up Period will be extended until the expiration of the 18-day period beginning on the date of the release of the earnings results or the occurrence of material news or a material event relating to the Company, as the case may be, unless Opco waives, in writing, such extension; provided, further, however, that the immediately preceding proviso shall not apply if (i) the safe harbor provided by Rule 139 under the Act is available in the manner contemplated by Rule 2711(f)(4) of the National Association of Securities Dealers, Inc. ("NASD"); and (ii) within the 3 business days preceding the 15th calendar day before the last day of the Lock-Up Period, the Company delivers to Opco a certificate, signed by the Chief Financial Officer or Chief Executive Officer of the Company, certifying on behalf of the Company that the Company's shares of Common Stock are "actively traded securities," within the meaning of Rule 2711(f)(4) of the NASD.

Notwithstanding the foregoing:

        (i) if the undersigned is a partnership, corporation or other business entity, it may transfer any shares of Common Stock or warrants to purchase Common Stock (or any other securities convertible into, exercisable for, or exchangeable for Common Stock) to its partners, members, shareholders or affiliates (and to any direct or indirect partner, member, shareholders or affiliates thereof);

        (ii) if the undersigned is an individual, he or she may transfer shares of Common Stock or warrants to purchase Common Stock (or any other securities convertible into, exercisable for, or exchangeable for Common Stock) by gift, will or intestate succession to his or her immediate family or to a trust the beneficiaries of which are exclusively the undersigned and/or a member or members of his or her immediate family (for purposes of this paragraph, "immediate family" shall mean spouse, lineal descendant, father, mother, brother or sister of the transferor);

        (iii) the undersigned may exercise options or warrants (including a cashless exercise) or convert convertible securities outstanding on the date hereof, provided that the Common Stock received upon such exercise or conversion shall be subject to the terms of this letter agreement;

        (iv)    the undersigned may make bona fide gifts; and

        (v) the undersigned may make a bona fide pledge of Common Stock, in the ordinary course of business, for the sole purpose of obtaining financing for the undersigned.

provided, however, that in the case of (i), (ii) and (v) it shall be a condition to the transfer that (A) each transferee execute an agreement stating that the transferee is receiving and holding the shares of Common Stock (or any other securities convertible into, exercisable for, or exchangeable for Common Stock) subject to the provisions of this agreement, and there shall be no further transfer of such shares of Common Stock (or any other securities convertible into, exercisable for, or exchangeable for Common Stock) except in accordance with this agreement, and (B) that each transferee certifies in writing to Opco that such transferee is in compliance with the terms of this agreement as if such transferee had been bound by this agreement from the original date of this agreement.

        In furtherance of the foregoing, the Company and its Transfer Agent are hereby authorized to decline to make any transfer of securities if such transfer would constitute a violation or breach of this letter agreement.

        The undersigned further agrees, from the date hereof until the end of the Lock-Up Period (including any extensions thereof as specifically provided in this letter agreement), that the undersigned will not exercise and will waive his, her or its rights, if any, to require the Company to register its Common Stock and to receive notice thereof. In addition, the undersigned hereby waives any and all preemptive rights, participation rights, resale rights, rights of first refusal and similar rights that the undersigned may have solely in connection with the Offering or with any issuance or sale by the Company of any equity or other securities prior to the date of this letter agreement, except for any such rights as have been heretofore duly exercised or waived.

        The undersigned hereby represents and warrants that the undersigned has full power and authority to enter into this letter agreement and that this letter agreement constitutes the legal, valid and binding obligation of the undersigned, enforceable in accordance with its terms. Upon request, the undersigned will execute any additional documents necessary in connection with enforcement hereof. Any obligations of the undersigned shall be binding upon the successors and assigns of the undersigned from the date first above written.

        If (i) the Company notifies you in writing that it does not intend to proceed with the Offering, or (ii) for any reason the placement agent agreement between the Company and Opco shall be terminated prior to payment for and delivery of the Shares to be sold thereunder, then this lock-up agreement shall be terminated and the undersigned shall be released from its obligations hereunder.

This letter agreement shall be governed by and construed in accordance with the laws of the State of New York applicable to contracts executed and to be performed entirely within the State of New York. Delivery of a signed copy of this letter by telecopier or facsimile transmission shall be effective as delivery of the original hereof.



-----------------------------------
Printed Name of Holder

By:
   --------------------------------


-----------------------------------
Printed Name of Person Signing
(indicate capacity of person
signing if signing as custodian,
trustee, or on behalf of an entity)